CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL PRODUCT COMMERCIALIZATION AGREEMENT This Product Commercialization Agreement (the “Agreement”) is made as of the date of the last signature hereto (the “Effective Date”) by and between Precigen, Inc., with a place of business at 20358 Seneca Meadows Parkway, Germantown MD 20876 (“Client”); and EVERSANA Life Science Services, LLC, with a place of business at 7045 College Blvd, #300, Overland Park, Kansas, 66211, United States (“EVERSANA”). Client and EVERSANA are hereinafter referred to individually as a “Party” and collectively as the “Parties.” BACKGROUND WHEREAS, Client is a pharmaceutical company that will seek to market, promote and Commercialize (as defined below) the Product (as defined below) in the Territory (as defined below) upon its approval by the FDA (as defined below); WHEREAS, EVERSANA is a life sciences services company that has experience providing commercialization services to pharmaceutical companies; and WHEREAS, Client wishes to engage EVERSANA to supervise and manage the day to day Commercialization of the Product in the Territory under the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, and other consideration received by the Parties; the Parties hereby agree as follows: 1. DEFINITIONS For the purposes of this Agreement, the following words and expressions shall have the stated definitions: 1.1 “AAA” shall have the meaning set forth in Section 17.3 (a)(ii). 1.2 “Act” means the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.), as amended from time to time, together with any rules, regulations, guidances, guidelines and requirements of the FDA as may be in effect from time to time. 1.3 “Adverse Event” means the development of an undesirable medical condition or the deterioration of a pre-existing medical condition following or during exposure to the Product, whether or not considered causally related to the Product, the exacerbation of any pre-existing condition(s) occurring following or during the use of the Product or any other adverse event, adverse experience or adverse drug experience described in the FDA’s Investigational New Drug safety reporting and post-marketing reporting regulations, 21 C.F.R. § 312.32 and § 314.80, respectively, as they may be amended from time to time. For purposes of this Agreement, without limiting the forgoing, “undesirable medical condition” includes symptoms (e.g., nausea, chest pain), signs (e.g., tachycardia, enlarged

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL liver) or the abnormal results of an investigation (e.g., laboratory findings, electrocardiogram), including unfavorable side effects, toxicity, injury, overdose, sensitivity reactions or failure of the Product to exhibit its expected pharmacologic/biologic effect. 1.4 “Affiliate” means, with respect to a Party, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Party, but only for so long as such control exists. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person, means (a) the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person, (c) the power to elect or appoint more than fifty percent (50%) of the members of the board of directors or other governing body of such Person; or (d) with respect to a limited partnership or other similar entity, its general partner or controlling entity. 1.5 “Agreement” shall have the meaning set forth in the Preamble. 1.6 “Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977, as amended, the Anti-Kickback Statute, the False Claims Act, the Department of Health and Human Services Office of Inspector General Compliance Program Guidance for Pharmaceutical Manufacturers, released April 2003, the healthcare fraud and false statements provisions of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), and any other applicable law, rule, regulation or industry code governing anti-bribery and anti- corruption laws and laws applicable in the Territory for the prevention of kickbacks, fraud, abuse, racketeering, money laundering or terrorism. 1.7 “Appellate Rules” shall have the meaning set forth in Section 17.3.(a)(ii). 1.8 “Applicable Compliance/Review Policies” means, with respect to each Party, its written code of ethics and conduct and such policies and standard operating procedures that are adhered to by such Party in connection with the Product and any payments or activities contemplated by this Agreement, as the same may be amended from time to time. 1.9 “Applicable Law” means (a) all applicable laws, rules and regulations, including any applicable rules, regulations, guidelines or other requirements of Governmental Authorities that may be in effect in the Territory from time to time during the Term, including (i) the Act, (ii) the Prescription Drug Marketing Act, (iii) Anti-Corruption Laws, (iv) all federal, state or local statutes, laws, ordinances, regulations or guidelines relating to employment, safety and health of employees and the withholding and payment of required taxes with respect to employees, (v) all federal, state or local statutes, laws, ordinances, regulations or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL guidelines relating to data protection and privacy, including (a) the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act and the Health Information Technology for Economic and Clinical Health Act and (b) the PhRMA Code on Interactions with Healthcare Professionals. 1.10 “Approved Subcontractor” shall have the meaning set forth in Section 3.6b. 1.11 “Arbitration Request” shall have the meaning set forth in Section 17.3 (a). 1.12 “Arising Product Know-How” means all Know-How specific to the Product arising out of or in connection with either Party’s or their respective Affiliates’ (and, in the case of EVERSANA, its Third-Party contractors’) activities under or in connection with this Agreement, including all Know-How constituting deliverables provided by or on behalf of EVERSANA or its Affiliates to Client as part of the Services, but excluding all EVERSANA Know-How. 1.13 “At-Risk Fees” shall have the meaning set forth in Section 5.1. 1.14 “BLA” means Biologics Application, as more fully defined in 21 CFR Part 601 (or any successor regulation thereto), filed with the FDA, including all amendments or supplements thereto. 1.15 “BLA Approval” means the approval of an BLA for the Product by the FDA. 1.16 “BLA Date” means the date the Client receives the BLA Approval from the FDA. 1.17 “Brand Team” means the leadership team established by EVERSANA to oversee Commercial operations, including, but not limited to the following members: Commercial Lead or Chief Commercial Officer, Project Manager, Market Access Lead, Marketing Lead, Commercial Operations Lead, and Scientific & Medical Affairs Lead. 1.18 “Business Day” means a day other than Saturday or Sunday or other day on which commercial banks in the State of New York are authorized or required by law to close. 1.19 “Change of Control” means, in a single transaction or series of related transactions, any one or more of the following events: (a) the acquisition of Client by a Third Party (including, any merger, consolidation in which the majority of the outstanding shares of Client are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, but excluding any transaction effected primarily for the purpose of changing Client’s jurisdiction of incorporation), unless Client’s shareholders of record as constituted immediately prior to such transaction or series of related transactions will, immediately after such transaction or series of related transactions

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL hold at least a majority of the voting power of the surviving or acquiring entity, (b) the sale by Client to a Third Party of all or substantially all of the assets of Client to which this Agreement pertains, (c) the sale by Client to a Third Party of all or substantially all rights in the Product in the Territory, including all Intellectual Property Rights therein and all Regulatory Documentation, or (d) the grant by Client to a Third Party of an exclusive license to sell, and book sales of, the Product in the Territory. 1.20 “Change of Control Partner” means the Third-Party counterparty to Client in a Change of Control or, as applicable, the surviving entity resulting from such Change of Control. 1.21 “Claims” shall have the meaning set forth in Section 14.1. 1.22 “COC Notice Period” shall have the meaning set forth in Section 15.2 (e). 1.23 “Client” shall have the meaning set forth in the Preamble. 1.24 “Client Change of Control” means, with respect to Client, (a) the acquisition of Client by a Third Party by means of any transaction or series of related transactions (including, without limitation, any merger, consolidation in which the majority of the outstanding shares of Client are exchanged for securities or other consideration issued or provided, or caused to be issued or provided, by the acquiring entity or its subsidiary), but excluding any transaction effected primarily for the purpose of changing Client’s jurisdiction of incorporation), unless Client’s shareholders of record as constituted immediately prior to such transaction or series of related transactions will, immediately after such transaction or series of related transactions hold at least a majority of the voting power of the surviving or acquiring entity, (b) a sale of all or substantially all of the assets of Client to which this Agreement pertains, or (c) the execution by Client of an exclusive commercial license agreement between Client and a Third Party for the Product in the Territory (but except to the extent that Client retains the right to sell, and book sales of, the Product in the Territory). 1.25 “Client Know-How” means all Know-How necessary or useful for the Commercialization of the Product that either: (a) is in Client’s possession and Control of as of the Effective Date; or (b) after the Effective Date, (i) is independently developed by Client without use of any EVERSANA Confidential Information or EVERSANA Know-How or (ii) is acquired by Client from a Third Party, and, in each case ((i) and (ii)), comes into Client’s possession and Control during the Term. 1.26 “Client Patent Rights” means all Patent Rights Controlled by Client as of the Effective Date or during the Term that claim the composition of matter of, or any method of making or using, the Product or otherwise would, in the absence of a license thereunder, be infringed by the manufacture, use, sale, offer for sale or import of the Product. 1.27 “Client Technology” means Client Know-How and Client Patent Rights.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 1.28 “Commercial Launch” means the later of (i) the Business Day immediately following the initial Product launch meeting and (ii) [***] of the Product in the Territory for therapeutic use. 1.29 “Commercialization,” “Commercialize” and “Commercializing” mean any and all customary processes and activities undertaken by a pharmaceutical company to accomplish the commercialization of a pharmaceutical product, including the storage, distribution, sales, third party logistics, promotion and marketing of the Product and managing returns of the Product, Patient Access Programs, and reimbursements. Commercialization expressly excludes activities related to development or testing of the Product or Manufacturing, including, but not limited to, the conduct of a Phase 4 Study. 1.30 “Commercialization Budget” means the commercialization budget for the Services to be provided by or on behalf of EVERSANA hereunder, as approved in accordance with Section 4.3 or Section 4.4, as applicable, and as may be amended from time to. 1.31 “Commercialization Plan” shall have the meaning set forth in Section 3.4. 1.32 “Confidential Information” of a Party (the “Disclosing Party”) means all trade secrets, business, operational, marketing, financial, technical, manufacturing, scientific, or other information, that, in each case, is confidential or proprietary to the Disclosing Party or any of its Affiliates, is not generally known to the public, and is furnished to the other Party (the “Receiving Party”) by or on behalf of the Disclosing Party pursuant to this Agreement or the Prior CDA, before or after the Effective Date, whether in written, electronic, oral, visual or other form. Confidential Information of a Party may include such Party’s and its Affiliates’ processes and methods, process specifications and designs, inventions, Know- How, data, intellectual property, business and marketing plans, financial information, pricing information, customer data, research and development activities and other materials or information relating to business or activities which are not generally known to the public, and confidential information of Third Parties in the possession of the Disclosing Party. Without limiting the generality of the foregoing, Confidential Information of Client includes Manufacturing Data regarding the Product. This Agreement, including its provisions, terms and conditions hereof, shall be deemed the Confidential Information of both Parties, and each Party shall be deemed both a Disclosing Party and a Receiving Party with respect thereto. 1.33 “Control” or “Controlled by” means, with respect to any Know-How, Patent Rights or other Intellectual Property Rights, possession by a Party of the ability (whether by ownership, license or other right, other than pursuant to a license granted to such Party under this Agreement) to grant to the other Party a license, sublicense or other access to such Know-How, Patent Rights or other Intellectual Property Rights without violating the terms of any agreement or other arrangement with any Third Party.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 1.34 “Corporate Trademarks” means the trade names, corporate names and corporate logos of Client or Client’s Affiliates (a) used in the Prescribing Information, or (b) authorized or approved by Client for use in Materials that may be provided or generated hereunder. 1.35 “Cost of Goods Sold” means, with respect to the Territory, direct costs attributable to the production of the Product according to GAAP. This amount includes the cost of the materials and labor directly used to create the Product. It excludes indirect expenses, such as distribution costs and sales force costs. 1.36 “Dedicated Employee” means an EVERSANA employee that is [***] dedicated to provision of the Services. 1.37 “Detail” means a face-to-face visit during which a Sales Force representative makes a presentation with respect to the Product to an Eligible Prescriber, such that (a) the relevant characteristics of the Product are described by the Sales Force representative in a fair and balanced manner consistent with the requirements of this Agreement and Applicable Law and (b) such Eligible Prescriber is given an opportunity to place an order for Product in accordance with this Agreement. When used as a verb, “Detail” means to perform a Detail. 1.38 “Disclosing Party” shall have the meaning set forth in Section 1.26. 1.39 “Effective Date” shall have the meaning set forth in the Preamble. 1.40 “Eligible Prescriber” means a health care provider that has the authority to prescribe the Product under Applicable Law and, in the event Product samples will be distributed by members of the Sales Force, “Eligible Prescriber” shall further mean a health care provider that is allowed to receive Product samples under Applicable Law. 1.41 “EVERSANA” shall have the meaning set forth in the Preamble. 1.42 “EVERSANA Compliance/Review Policies” means EVERSANA’s Applicable Compliance/Review Policies, as approved by the Committee. 1.43 “EVERSANA Indemnitees” shall have the meaning set forth in Section 14.2 (a). 1.44 “EVERSANA Know-How” means all Know-How that either: (a) is in EVERSANA’s possession and Control of as of the Effective Date (“EVERSANA Pre-Existing Know- How”); or (b) after the Effective Date during the Term, is developed or acquired by, licensed by, or independently developed by or on behalf of EVERSANA outside of providing the Services or performing other activities under this Agreement and without use of any Client Confidential Information or Client Know-How and is not specific to the Product. In addition, EVERSANA Know-How includes any improvement, modification or enhancement of the EVERSANA Pre-Existing Know-How that is made, generated,

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL developed or invented by or on behalf of EVERSANA in the course of providing the Services or performing other activities under this Agreement, and is generally applicable to the services EVERSANA provides to its clients, but (i) does not constitute deliverables provided by or on behalf of EVERSANA to Client as part of the Services, (ii) is not created or developed by EVERSANA using Client Confidential Information and/or Client Know- How, and (iii) is not developed or created by EVERSANA according to Client’s written specifications. 1.45 “EVERSANA Personnel” means the Key Account Directors, Medical Science Liaisons and any other personnel employed or engaged by EVERSANA (including supervisory personnel overseeing the activities of such personnel and legal, regulatory and other support personnel) who are or may be involved with activities under this Agreement. 1.46 “EVERSANA Pre-Existing Know-How” shall have the meaning set forth in Section 1.39. 1.47 “Executive Officers” means, with respect to Client, its Chief Executive Officer, and with respect to EVERSANA, its Chief Executive Officer. 1.48 “FDA” means the United States Food and Drug Administration or any successor agency thereto in the Territory. 1.49 “Fee-for-Service Model” shall have the meaning set forth in Section 5.1. 1.50 “Fees” means the fees to which EVERSANA is entitled for rendering the Services to Client, including any Fees earned by EVERSANA pursuant to the Start-Up Agreements. For clarity, Fees exclude Pass-Through Costs. 1.51 “Field Alert” means a field alert report, as required under 21 C.F.R. § 314.81(b)(1), as such regulation may be amended from time to time. 1.52 “Field Force” means the Dedicated and non-Dedicated Employees deployed in the Territory in customer-facing roles to render the Services hereunder, including, but not limited to, the Sales Force, medical science liaisons, other medical field team members, account and trade team members, nurse educators, and medical information call center personnel. 1.53 “GAAP” means United States generally accepted accounting principles. 1.54 “Government Official” shall mean (a) any elected or appointed government official (e.g., a member of a ministry of health); (b) any employee or person acting for or on behalf of a government, government-controlled entity or enterprise performing a governmental function; (c) any political party, candidate for public office, officer, employee, or person acting for or on behalf of a political party or candidate for public office; (d) any employee

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL or person acting for or on behalf of a public international organization (e.g., the United Nations); or (e) any individual who holds himself or herself out to be the authorized intermediary of any of the foregoing. For clarity, healthcare providers employed by government-owned hospitals shall be considered Government Officials. 1.55 “Governmental Authority” means any federal, state or local court, administrative agency, commission or other governmental authority or instrumentality, including the FDA, having authority in the United States over the activities contemplated hereunder. Governmental Authority shall include any Regulatory Authority. 1.56 “Gross Negligence” shall have the meaning set forth in Section 14.1. 1.57 “HCP” means all healthcare professionals, including any physician, physician’s assistant, pharmacist, nurse practitioner, clinical nurse specialist or registered nurse holding a degree in an area of nursing, certified registered nurse anesthetist, or certified nurse-midwife. 1.58 “Indemnified Party” shall have the meaning set forth in Section 14.3. 1.59 “Indemnifying Party” shall have the meaning set forth in Section 14.3. 1.60 “Indemnitees” shall have the meaning set forth in Section 14.1. 1.61 “Indemnitor” shall have the meaning set forth in Section 14.1. 1.62 “Intellectual Property Rights” means all intellectual property rights anywhere in the world, whether or not registered, including Patent Rights, utility models, rights in inventions, trademarks, service marks, rights in trade dress (including product configuration and packaging), rights in business and trade names, rights in domain names, designs, copyrights, trade secrets, rights in Know-How and Confidential Information, and, in each case, rights of a similar or corresponding character. 1.63 “Joint Management Committee” or “JMC” or “Committee” has the meaning set forth in Section 4.1. 1.64 “Key Account Directors” means the EVERSANA Personnel designated as “Key Account Directors” under the Commercialization Plan and having the qualifications and responsibilities set forth in the Commercialization Plan. 1.65 “KPIs” shall have the meaning set forth Section 5.1. 1.66 “KPI Alignment Addendum” shall have the meaning set forth Section 5.1. 1.67 “Know-How” means all patentable and non-patentable inventions, discoveries, technologies, tools, models, knowledge, trade secrets, experience, skill, techniques,

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL methods, processes (including manufacturing processes), procedures, formulas, compounds, compositions of matter, assays, tests (including diagnostic tests), materials, specifications, descriptions, results and data, business or financial information, in any tangible or intangible form, marketing reports, business plans, standard operating procedures, and procedures; that, in each case, are not generally known to the public. 1.68 “Liability” shall have the meaning set forth in Section 10.7. 1.69 “Losses” shall have the meaning set forth in Section 14.1. 1.70 “Manufacture” and “Manufacturing” means all activities related to the manufacture of a pharmaceutical product for the Territory, including without limitation manufacturing for clinical use or commercial sale, as well as compliance with Applicable Law relating to the foregoing activities, but expressly excludes activities related to Commercialization. 1.71 “Materials” means, collectively, the Promotional Materials and Other Materials. 1.72 “Materials Review Process” shall have the meaning set forth in Section 4.3 (o). 1.73 “Medical Science Liaisons” or “MSLs” means the EVERSANA Personnel designated as “Medical Science Liaisons” to engage in Medical Affairs Activities under the Commercialization Plan and having the qualifications and responsibilities set forth in the Commercialization Plan. 1.74 “BLA” means a Biologics License Application, as more fully defined in 21 CFR Part 601.2 (or any successor regulation thereto), filed with the FDA, including all amendments or supplements thereto. 1.75 “BLA Approval” means the approval of an BLA for the Product by FDA. 1.76 “BLA Approval Date” means date on which Client receives the BLA Approval for the Product. 1.77 Net Profit” means, for any calendar quarter or year (as applicable), Net Sales of the Product in the Territory during such calendar quarter or year, less the [***]. 1.78 “Net Sales” means the gross amounts invoiced by or on behalf of Client and its Affiliates (including by EVERSANA or its Affiliates on behalf of Client) on sales of Product to Third Party purchasers in the Territory, less the following deductions, if not previously deducted from the invoiced amount to the extent attributable to the Product (“Net Sales Deductions”):

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL a. Normal and customary trade, quantity and prompt pay discounts (including initial launch stocking discounts, chargebacks and allowances), in each case, actually allowed or granted; b. Amounts repaid or credited by reason of rejection, returns or recalls of Product, rebates or bona fide price reductions; c. Rebates and similar payments made with respect to the sales paid for by any Governmental Authority, including but not limited to Federal or state Medicaid, Medicare or similar state program; d. Redemption costs associated with any voucher, coupon, loyalty card or other co- pay assistance programs for the Product; e. Administrative fees paid during the relevant time period to group purchasing organizations, pharmacy benefit managers or other relevant customers; f. Service fees payable under any wholesaler agreement, distribution services agreement, inventory management agreement or similar agreement; g. Taxes, tariffs, excises, customs duties, and/or other charges imposed by a Governmental Authority on the production, sales, import, delivery or use of the Product (including sales, use, excise and consumption taxes and value added tax); h. Deductions to gross invoice price of such Product required by Governmental Authorities, and the annual fee on branded prescription pharmaceutical manufacturers and importers under the Affordable Care Act (or, if Client has other marketed products in addition to the Product, a portion thereof based on an equitable allocation among the Product and all other products sold by Client); i. A reasonable reserve up to [***] of the amount invoiced to cover bad debt; j. The actual cost for transportation costs, distribution expenses, special packaging and related insurance charges; and k. Any other customary deductions that are consistent with both GAAP and Client’s actual practice (or its Affiliates’ or licensees’) at the time in calculating and reporting its actual product net sales throughout its businesses, provided that no item shall be deducted pursuant to this clause (k) if included in any another deduction provided for under this definition. 1.79 “Net Sales Deductions” has the meaning provided in Section 1.75.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 1.80 “Other Reportable Information” means, other than Adverse Events, any communication or other information that is required to be reported by EVERSANA to Client in accordance with the training to be provided under this Agreement. 1.81 “Party” and “Parties” shall have the meaning set forth in the Preamble. 1.82 “Pass-Through Costs” means amounts payable by EVERSANA to Third Parties in order to perform the Services, including, (a) fees payable to Approved Subcontractors, (b) amounts payable to acquire materials or other resources, and (c) travel expenses. For clarity, Pass-Through Costs shall not include EVERSANA overhead costs, or EVERSANA administrative expenses. 1.83 “Patent Rights” shall mean patents and patent applications, including provisional applications, continuations, continuations-in-part, continued prosecution applications, divisions, substitutions, reissues, additions, renewals, reexaminations, extensions, term restorations, confirmations, registrations, revalidations, revisions, priority rights, requests for continued examination and supplementary protection certificates granted in relation thereto, as well as utility models, innovation patents, petty patents, patents of addition, inventor’s certificates, and equivalents in any country or jurisdiction. 1.84 “Patient Access Programs” means programs to assist patients with filling their prescriptions, including through help desks, triage procedures, bailment programs, and reduced cost or no cost prescription fulfillment. 1.85 “PDMA” means the Prescription Drug Marketing Act of 1987, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder and in effect from time to time. 1.86 “Person” means any individual, partnership, limited partnership, limited liability company, joint venture, syndicate, sole proprietorship, corporation, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, or any other legal entity, including a Governmental Authority. 1.87 “Phase 4 Study” means a clinical trial of a product which trial (a) is not required to be completed prior to obtaining marketing approval of such product; and (b) either (i) is required by the applicable Regulatory Authority as mandatory to be conducted on or after the marketing approval of such product, or (ii) is conducted voluntarily by Client or an investigator to enhance scientific knowledge of such product (e.g., providing additional drug profile, safety data or marketing support information, or supporting expansion of product labeling). 1.88 “PPACA” shall have the meaning set forth in Section 7.2c.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 1.89 “Preferred Provider Services” shall mean the Services set forth in Exhibit B under the applicable heading. 1.90 “Prescribing Information” means the FDA-approved labeling for the Product. 1.91 “Post-Approval Period" means from the BLA Date through the end of the Term. 1.92 “Pre-Approval Period” means the period between the Effective Date and the BLA Date. 1.93 “Pre-Approval Services” means the services set forth in Exhibit B to be performed by EVERSANA before the BLA Approval Date, as the same may be amended, modified or supplemented from time to time in accordance with Section 3.3. 1.94 “Pre-Approval Service Fees” means the fees actually incurred by EVERSANA to perform the Pre-Approval Services according to the fee estimate and the fee structure set forth in Exhibit B, as the same may be amended, modified or supplemented from time to time in accordance with Section 3.3. 1.95 “Prior CDA” means that certain Mutual Confidential Disclosure Agreement between the Parties dated [***]. 1.96 “Product” means PRGN-2012. 1.97 “Product Copyrights” means all copyrightable subject matter related to the Product included in the Prescribing Information, the Promotional Materials, training materials related to the Product or other Product-related material provided hereunder or otherwise authorized or approved by Client under this Agreement for use by EVERSANA in performing the Services. 1.98 “Product Quality Complaint” means any and all manufacturing or packaging-related complaints related to the Product, including (a) any complaint involving the possible failure of the Product to meet any of the specifications for the Product and (b) any dissatisfaction with the design, packaging or labeling of the Product. 1.99 “Product Trademarks” means the Product-specific trademarks owned or Controlled by Client during the Term in the Territory, including any such Product-specific trademarks (a) used in the Prescribing Information or (b) authorized or approved by Client for use in Promotional Materials, training materials regarding the Product, or other material relating to the Product that may be provided or generated hereunder; but, in each case, excluding the Corporate Trademarks. 1.100 “Product Training” means the Product-specific training program for Key Account Directors and Medical Science Liaisons conducted in accordance with the

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL Commercialization Plan and Applicable Law, as determined by the JMC or set forth in the Commercialization Plan. 1.101 “Promotional Materials” shall have the meaning provided in Section 3.4d. 1.102 “Regulatory Authority” means any national, federal, state, or local governmental or regulatory authority, agency, department, bureau, commission, council or other government entity located in the Territory, including FDA, Centers for Medicare and Medicaid Services (CMS), and the Office of Inspector General of the U.S. Department of Health and Human Services, regulating or otherwise (a) exercising authority with respect to the development, manufacture, approval, registration, licensing, or commercialization of the Product in such regulatory jurisdiction in the Territory, or (b) having legal authority with respect to the exploitation of the Product in the Territory. 1.103 “Regulatory Documentation” means all applications, registrations, licenses, authorizations and approvals filed with or obtained from Regulatory Authorities in the Territory with respect to the Product (including all BLAs and BLA Approvals), all correspondence submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) with respect to the Product, and all supporting documents with respect to any of the foregoing relating to the Product, and all clinical and other data contained in any of the foregoing, including all Regulatory Authority approvals, regulatory drug lists, advertising and promotion documents and related FDA submissions and correspondence, adverse event files and complaint files and related FDA submissions; in each case, to the extent related to the Product. 1.104 “Sales Force” means the EVERSANA Dedicated Employees deployed in the Territory to Detail Eligible Prescribers and generate demand, specifically, but not limited to, sales representatives, sales district managers, and regional business directors. 1.105 “Sales & Promotion Policies” means EVERSANA’s compliance policies and other policies generally applicable to the Commercialization of pharmaceutical products in the Territory, in each case approved by Client, as the same may be amended, modified or supplemented from time to time upon notice by EVERSANA to Client. 1.106 “Services” means: the day-to-day supervision and management by EVERSANA of the Commercialization of the Product in the Territory, including without limitation the Services in the Commercialization Budget, the Pre-Approval Services, and the Services set forth on Exhibit B. 1.107 “Sole Provider Services” shall mean the Services set forth in Exhibit B under the applicable heading.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 1.108 “Solicitation Fee” shall have the meaning set forth in Section 13.2. 1.109 “Start-up Agreement(s)” means the agreements between Client and EVERSANA, dated [***], executed to commence with initial launch planning and related project management activities for Commercialization of the Product in anticipation of this Agreement. 1.110 “Term” shall have the meaning set forth in Section 15.1. 1.111 “Territory” means the United States and all of its territories and possessions. 1.112 “Third Party” means any Person other than Client, EVERSANA and their respective Affiliates. 2. APPOINTMENT AND LICENSE. 2.1 Appointment. On and from the Effective Date and for the duration of the Term, Client hereby appoints EVERSANA to perform the Services, and EVERSANA hereby agrees to perform the Services in accordance with this Agreement and Applicable Law. 2.2 License Grant. Subject to the terms and conditions of this Agreement, Client hereby grants EVERSANA a limited, non-transferable, non-sublicensable (except to EVERSANA’s Affiliates or, with prior written consent of Client, to Third Parties), non-exclusive license under the Product Copyrights, Product Trademarks, and Corporate Trademarks to prepare and use Promotional Materials and training materials (including any Product Copyrights, Product Trademarks, and Corporate Trademarks contained therein) in the Territory solely to the extent necessary for EVERSANA to provide the Services and perform its other obligations under this Agreement. 2.3 Retained Rights. Except as specifically set forth in this Agreement, EVERSANA shall have no other rights with respect to the Product, and for clarity, shall not promote, market or otherwise Commercialize the Product except as EVERSANA is expressly authorized to do under this Agreement. Precigen reserves and retains, for itself, its Affiliates and for any Third Party, all rights in and relating to the Product not expressly granted to EVERSANA under this Agreement. 2.4 Other Rights and Obligations. EVERSANA acknowledges and agrees that, as between the Parties, Precigen owns all right, title and interest in and to (a) the Intellectual Property Rights in the Product, including the Precigen Technology, the Arising Product Know- How, the Product Trademarks, the Corporate Trademarks, and the Product Copyrights, and (b) all Regulatory Documentation for the Product. 2.5 Assignment of Arising Product Know-How. As between the Parties, Precigen shall own all right, title and interest in the Arising Product Know-How. EVERSANA shall assign and

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL hereby assigns (and shall cause any applicable Affiliate or Approved Subcontractor to assign) to Precigen all of its right, title and interest in and to the Arising Product Know- How arising out of EVERSANA’s (or its Affiliates’ or Approved Subcontractors’) activities under or in connection with this Agreement. EVERSANA agrees to (and shall cause any applicable Affiliate, and shall include a requirement in its agreement with each Approved Subcontractor to) execute all documents and take all actions as are reasonably requested by Precigen to vest title to the Arising Product Know-How in Precigen (or its designated Affiliate). Upon Precigen’s reasonable request, EVERSANA shall provide copies of any tangible or electronic Arising Product Know- How specified in such request to Precigen. 3. SERVICES 3.1 Alliance Managers. Each Party shall designate a single person (each, an “Alliance Manager”) to oversee contact between the Parties for all matters related to Commercialization of the Product. The Alliance Managers shall: (a) function as a single point of contact in all substantive communications with the other Party; and (b) perform any other functions agreed by the Parties. Each Party may replace its Alliance Manager at any time by written notice to the other Party. The initial Alliance Managers are set forth on Exhibit E. 3.2 EVERSANA Responsibilities and Expenses. EVERSANA shall provide the Services in accordance with the then-current Commercialization Plan and shall be responsible for all costs incurred under the Commercialization Budget, subject to the reimbursement and payment obligations of Client set forth in Section 5 below. EVERSANA will perform Services for Client as specified in one or more Statement(s) of Work (each, a “Statement of Work” or “SOW”), and consistent with the terms and conditions applicable to each Service as outlined in the corresponding SOW and any Exhibits to this Agreement. Client shall compensate EVERSANA for the performance of the Services as specified in the applicable SOW. In the event of a conflict between the terms of this Agreement and an SOW, the terms of this Agreement shall control. However, in the event that the SOW expressly provides that certain provisions of the SOW shall take priority over specified provisions of the agreement, then, to the extent that such provisions apply, such provisions of SOW shall take priority. Following the Effective Date, any Statements of Work issued under a Start-Up Agreement will be governed by this Agreement and any remaining Fees to be earned under such Statement(s) of Work shall be invoiced and paid pursuant to Section 5. Without limiting the foregoing, EVERSANA shall (i) employ a sufficient number of EVERSANA Personnel, and ensure that such EVERSANA Personnel devote the necessary time in promoting, marketing and providing market access for and otherwise Commercializing the Product in the Territory to meet the requirements of the Commercialization Plan, and (ii) Key Account Directors and Medical Science Liaisons

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL perform promotional activities in accordance with the targeting and frequency requirements set forth in the Commercialization Plan. 3.3 Client Responsibilities and Expenses. Client shall provide the functions and responsibilities set forth herein, including the responsibilities listed in Exhibit A, Product manufacturing and obtaining and maintaining all regulatory approvals for the Product in the Territory as required by Applicable Law, and as is necessary for EVERSANA to provide the Services in accordance with this Agreement and Applicable Law. Client shall be responsible for all costs incurred in performing such functions and responsibilities. 3.4 Pre-Approval Services. In anticipation of the Commercial Launch of the Product in the Territory, EVERSANA shall provide the Pre-Approval Services described on Exhibit B hereto. The Parties acknowledge and agree that the Pre-Approval Services will be performed with respect to the scope and timeline for the activities to be included in the Pre- Approval Services. The Parties may update Exhibit B from time to time upon mutual written agreement. Although the Parties may discuss the status of Pre-Approval Services at the JMC, [***]. 3.5 Commercialization Plan and Commercialization Budget. EVERSANA shall Commercialize the Product for the approved indication(s) set forth in the label for the Product as part of the Services in accordance with an agreed Commercialization plan (as such plan may be amended from time to time in accordance with this Agreement, the “Commercialization Plan”), and a corresponding Commercialization budget (as such budget may be amended from time to time in accordance with this Agreement, the “Commercialization Budget”). For clarity, the Commercialization Plan and Commercialization Budget will be submitted to Precigen for Precigen’s prior written approval. a. Content of Commercialization Plan. The Commercialization Plan shall set forth in detail the activities and the timing and resource deployments necessary to Commercialize the Product in the Territory and otherwise perform the Services . EVERSANA is responsible for all activities under the Commercialization Plan, except for those activities set forth in Exhibit A. The preliminary version of the Commercialization Plan is attached hereto as Exhibit C, which includes a high- level description of the Services. b. Content of Commercialization Budget. The Commercialization Budget shall set forth an annual forecast of the fees and Pass-Through Costs corresponding to the activities set forth in the Commercialization Plan, including, among other things: i. the estimated Pass-Through Costs to be incurred in order to perform the Services; and

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL ii. other supportive detail as reasonably requested by Client. The Commercialization Budget shall be organized by [***] and sent to the JMC for review and approval. The preliminary version of the Commercialization Budget is attached hereto as Exhibit D, which includes a high-level estimate of the fees and Pass-Through Costs for the Services, for the types of services included in the Services. c. Updates. Prior to Commercial Launch and on an annual basis thereafter, EVERSANA shall update each Commercialization Plan and Commercialization Budget for the following year. EVERSANA shall submit such updated Commercialization Plans and Commercialization Budgets to the JMC for review and approval. Within [***] days of submission to the JMC, the JMC shall either approve the Commercialization Plan and Commercialization Budget prepared by EVERSANA or approve a modified Commercialization Plan and Commercialization Budget. Any proposed material changes to a previously approved Commercialization Plan or Commercialization Budget shall not take effect unless and until reviewed and approved by the JMC. 3.6 Use of Affiliates and Third-Party Contractors. a. EVERSANA shall have the right to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates that have been previously disclosed to Precigen in writing; provided, however, that (i) any such Affiliate shall be bound by the obligations set forth in this Agreement, (ii) any actions, omissions or conduct by such Affiliate in performing such obligations or exercising such rights shall be deemed to be actions, omissions or conduct of EVERSANA, and (iii) EVERSANA shall remain responsible for the performance of such obligations by such Affiliate and for such Affiliate’s compliance with this Agreement. b. EVERSANA shall have the right to use Third Party contractors to perform Services on EVERSANA’s behalf, subject to this Section. EVERSANA may engage individual consultants to augment its staff if necessary, without the prior written consent of Client. Any Third-Party contractor that EVERSANA uses to perform Services on EVERSANA’s behalf shall be engaged by EVERSANA pursuant to a written agreement consistent with the terms of this Agreement to the extent applicable to the Services to be performed by such Third-Party contractor and EVERSANA shall at all times remain responsible for the performance of its obligations under this Agreement. EVERSANA shall include in the Commercialization Plan and the Commercialization Budget the names of any Third Party subcontractors or agents that EVERSANA proposes to use to perform the Services, the specific Services to be performed by such Third Parties and the

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL estimate for the cost of such Services, including all applicable Pass-Through Costs. The JMC shall have the right to review and approve (or modify) such portions of the Commercialization Plan and Commercialization Budget in accordance with Section 3.5c and Section 4.4. If EVERSANA desires to engage a Third Party subcontractor or agent to perform the Services outside of the regular process to update the Commercialization Plan and Commercialization Budget, then EVERSANA shall provide to the JMC in writing the name of such Third Party, the specific Services to be performed by such Third Party and the estimate for the cost of such Services, including all applicable Pass-Through Costs, and the JMC shall have the right to review and approve (or reject) the use of such Third Party in accordance with Section 3.5c and Section 4.4; provided, however, that Client shall use reasonable efforts to approve such Third Party in a timely manner. The following terms and conditions shall apply with respect to any Third Party subcontractor or agent that has been approved by the JMC to perform the Services on EVERSANA’s behalf (an “Approved Subcontractor”): (a) each Approved Subcontractor shall be engaged pursuant to a written agreement consistent with the terms of this Agreement to the extent applicable to the Services to be performed by such Approved Subcontractor, including Section 3.6 and Article 11; (b) any actions, omissions or conduct by such Approved Subcontractor shall be deemed to be actions, omissions or conduct of EVERSANA; and (c) EVERSANA shall remain responsible for the performance of its obligations under this Agreement. 3.7 Field Force. In performing the Services, EVERSANA shall maintain an adequate number of qualified and trained (as specifically required by this Agreement) staff to execute the Services according to the Commercialization Plan and Commercialization Budget and as directed by the JMC. EVERSANA shall engage the members of the Sales Force as set forth in the Commercialization Budget to exclusively market the Product in the Territory. Each member of the Field Force shall be a Dedicated Employee hereunder. For clarity, a sales force representative who is a Dedicated Employee would not market or Detail to Eligible Prescribers any products other than the Product. EVERSANA would be permitted, subject to the Committee’s approval, to decrease the number of sales representatives at any time due to a recall, FDA advisory, or any other circumstance that the Committee reasonably believes would materially impact demand for the Product in the Territory. For clarity, some Services, including MI/PV and call center support, will not require Dedicated Employees. The Services for which Dedicated Employees are required shall be specified in the Commercialization Budget. a. Conversion. Notwithstanding Section 13.2b of the Agreement, following the [***] of the Commercial Launch, Client may convert one or more members of the Field Force into a Client employee (a “Conversion”) provided that: (i) Client provides at least [***] prior written notice to EVERSANA of any Conversion and (ii) Client

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL pays EVERSANA a Conversion fee equal to [***] for each member of the Field Force converted (collectively, the “Conversion Fees”). i. Client understands and agrees that EVERSANA cannot guarantee that any sales representative will agree to participate in a Conversion. ii. In the event Client implements a Conversion, the Parties agree that any and all EVERSANA training materials made available to the sales representatives will be returned to EVERSANA, it being understood and agreed that the EVERSANA proprietary training modules constitute valuable and proprietary information of EVERSANA and are subject to the confidentiality obligations set forth in Section 12 of the Agreement. iii. In the event Client conducts a Conversion and the converted EVERSANA sales representative had been provided with use of a fleet automobile leased, rented or owned by EVERSANA and Client wishes to commence an arrangement with the fleet vendor to assume such cars (and all associated costs and liabilities) under Client’s name, the converted Field Force member may only to continue to have access to such automobile following the Conversion if Client either: (i) registers the fleet automobile under its name; or (ii) ensures that EVERSANA remains named as an additional insured under Client’s automobile insurance policies until such time as the vehicle is registered in Client’s name (which shall occur no later than [***] following the Conversion). The Parties understand and agree that it is solely Client’s obligation to ensure one of the above actions are taken and Client shall be responsible for indemnifying, defending and holding EVERSANA harmless for all damages resulting from Client’s failure to take such action. The Parties further agree that on the effective date of the Conversion, Client shall destroy the EVERSANA insurance card(s) in the fleet vehicle(s) of the converted EVERSANA sales representatives. b. Field Observations. Upon Client’s written request, EVERSANA shall conduct a reasonable number of field observations per year per EVERSANA sales representative (which field observations Client may also attend in its reasonable discretion) with the sales representatives during normal business hours to evaluate overall quality assurance of the Detailing of the Product by the Sales Force. If any such observations indicate that a Detail is not being delivered or received in accordance with the terms set forth in this Agreement, the Parties shall discuss what, if any, corrective plan of action is required to address such issue. c. Training Program and Materials. EVERSANA shall train the members of the Sales Force, prior to such member performing any Commercialization activities, with respect to: (i) Product knowledge; (ii) competitive product knowledge;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL (iii) compliance with Applicable Law; (iv) reporting of Adverse Events, Field Alerts, Product Quality Complaints, Manufacturing Information Requests, and Other Reportable Information; (v) use of Product samples (if applicable) and Promotional Materials; (vi) use of sales force automation software, expense management policies, EVERSANA internal human resource policies; and (vii) such other information the Committee deems necessary or appropriate. EVERSANA shall verify that each Sales Force member has satisfactorily completed the initial training and shall verify that each Sales Force member completed on-going training on an annual basis. For clarity, it is Client’s responsibility to provide training materials specific to the Product. The Parties shall ensure that an EVERSANA senior deployment solutions leader is present at all in- person training sessions conducted by Client. EVERSANA shall maintain records related to Product Training [***] and EVERSANA shall maintain all such attendance records and other Product Training records, including copies of training materials used at each Product Training session. d. Promotional Materials. EVERSANA shall be responsible for designing and producing promotional, marketing and educational materials regarding the Product (in any form or medium), such as printed brochures, videos, websites, and other materials for use by Sales Force representatives, distributors or medical providers or in advertisements or web sites, in each case, in or for the Territory (“Promotional Materials”), in accordance with the Commercialization Plan. EVERSANA shall provide Client with copies of all drafts of Promotional Materials in a timely manner. Client is solely responsible for ensuring that any and all Promotional Materials are reviewed and approved by appropriate Client medical, legal and regulatory personnel and comply with Applicable Law. All Promotional Materials are subject to approval by both Client and the Committee as set forth in Section 4.3g prior to first use. e. Sales Reports. Within [***] after the end of each calendar month, EVERSANA shall deliver to Client a report setting forth the total prescriptions for the Product in the Territory during such calendar month broken out by Sales Force representative and territory. 3.8 Client Data. EVERSANA shall have the right to use the data generated by EVERSANA’s performance of the Services and in the ordinary course of EVERSANA’s business (“Client Data”), including, but not limited to (i) utilize the Client Data, in whole or in part, to create deidentified and/or aggregated data sets, improvements, and insights, and (ii) use the Client Data to create derivative works and otherwise for any business purpose, provided that EVERSANA shall not distribute, sublicense or resell the Client Data on a standalone basis without the express prior written approval of Client. Upon expiration or termination of this Agreement, EVERSANA shall be permitted to retain a copy for the purposes outlined in

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL this Section and to comply with applicable laws and regulations. EVERSANA owns all rights, title, and interest to derivates and/or derivative works created using Client Data. 3.9 Commercialization Covenants. a. EVERSANA hereby covenants to Precigen that, during the Term in the Territory, it, its Affiliates and the EVERSANA Personnel will not (i) promote the Product outside of the Territory, (ii) promote the Product other than in compliance with the Commercialization Plan, or (iii) disparage or present in a negative light the Product in the performance of its obligations hereunder; provided, that nothing herein shall be interpreted to preclude EVERSANA from (x) describing any risks of the Product set forth in the label for the Product, or (y) making truthful statements about the Product to the extent required by Applicable Laws, in connection with any litigation or in response to any question, inquiry or request for information when required by legal process (e.g., a valid subpoena or other similar compulsion of law) or as part of a government investigation. b. EVERSANA hereby covenants to Precigen that during the Term: (i) it will immediately remove any EVERSANA Personnel from having any responsibilities relating to promotion of the Product under this Agreement if required by Applicable Laws; (ii) it will promptly remove any EVERSANA Personnel from having any responsibilities relating to the promotion of the Product under this Agreement if, following an investigation pursuant to EVERSANA’s standard policies, it is determined that there has been a significant violation of any Applicable Laws or the Sales and Promotion Policies by such Person; and (iii) it will not knowingly make any untrue or misleading statements or comments about the Product. 3.10 Information Data Security Privacy. EVERSANA shall process, handle and store, and shall take measures to ensure the security of Sensitive Personal Information as provided in Exhibit F (Data Processing Agreement) hereto. 3.11 [***]. 4. MANAGEMENT OF THE COLLABORATION 4.1 Joint Management Committee. The Parties shall establish a committee (the “Joint Management Committee,” “JMC” or “Committee”) as more fully described in this Section 4. The Committee shall have review, oversight, and decision-making

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL responsibilities for all Commercialization activities performed under this Agreement. Each Party agrees to keep the JMC informed of its progress and activities under this Agreement. Client shall designate a chairperson to oversee the operation of the Committee (“Chairperson”). The chairperson shall convene the Committee at least once per quarter to discharge its responsibilities. 4.2 Membership. The Committee shall be comprised of [***]. Each Party may replace any or all of its representatives on the Committee at any time upon written notice to the other Party. Each representative of a Party shall have relevant expertise in pharmaceutical drug product Commercialization and be suitable in seniority and experience and have been delegated the authority to make decisions on behalf of the applicable Party with respect to matters within the scope of the Committee’s responsibilities. Any member of the Committee may designate a substitute to attend and perform the functions of that member at any meeting of the Committee. The Chairperson shall confer with the Alliance Managers of both Parties prior to each JMC meeting to identify issues for review and discussion at each JMC meeting, and circulate a meeting agenda [***]. 4.3 Responsibilities. The Committee shall perform the following functions: a. review and approve the Commercialization Budget each calendar year; b. recommend, review, and approve amendments or revisions to the Commercialization Budget; c. review and approve the sales forecast for each calendar year; d. review and discuss pricing and reimbursement strategy (it being understood that Client shall be solely responsible for establishing the wholesale acquisition cost of the Product and final decision-making responsibility with respect to Product pricing shall rest solely with Client); e. review and approve payer contracting; f. consider and approve any Sales Force reduction or expansion in accordance with Section 3.4 (it being understood that any Sales Force expansion not expressly contemplated by this Agreement would require EVERSANA’s prior written approval); and g. review and approve Promotional Materials, provided that, pursuant to Section 3.4d, all such Promotional Materials will be reviewed and approved by Client prior to Committee review and the Committee will not be permitted to change any Promotional Materials without the prior written consent of Client.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL h. oversee and guide the Services to be provided under this Agreement and confirm EVERSANA’s compliance with the Commercialization Plan; i. recommend, review and approve amendments or revisions to the Commercialization Plan and the Commercialization Budget; j. discuss the Services previously performed by EVERSANA and the Services to be performed by EVERSANA; k. discuss the actual costs incurred by EVERSANA and the Fees paid to EVERSANA under this Agreement as compared to the estimated budget set forth in the Commercialization Budget; l. review and discuss EVERSANA’s plans for selecting, training and supervising EVERSANA Personnel, including EVERSANA Personnel conducting promotional activities; m. review and discuss EVERSANA’s plans to promote the Product in the Territory in accordance with the Commercialization Plan; n. review EVERSANA Compliance/Review Policies in a virtual data room with no download capabilities; o. subject to Section 3.9, develop, adopt and oversee the implementation of a process for the review and approval of Materials, including any necessary legal, regulatory and medical review (the “Materials Review Process”); p. form such other subcommittees as the JMC may deem appropriate, provided that all actions and decisions of any such subcommittee shall be subject to the approval of the JMC; q. attempt to resolve any disputes on an informal basis; and r. perform such other functions as expressly set forth in this Agreement. The Committee shall further serve as a forum for discussion and shall perform such other functions agreed to by the Parties in writing. A calendar quarterly business review will be presented to the Committee by [***]. Any changes to the Commercialization Budget (e.g. Product pricing, marketing, distribution plan, etc.) shall require approval in accordance with Section 4.4. 4.4 Decisions. Except as otherwise provided herein, with respect to Commercialization of the Product, [***]. If the Committee cannot agree on a matter within its authority hereunder [***] after it has met and attempted to reach such decision, then either Party may, by

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL written notice to the other, have such issue referred to the Executive Officers for resolution. The Parties’ respective Executive Officers shall meet [***] after such a matter is referred to them and shall negotiate in good faith to resolve the matter. If the Executive Officers are unable to resolve the matter [***], then the issue shall be finally resolved by Client; provided, however, that Client’s obligation to pay the excess Fees resulting from such increase would not be deferred [***]. The Committee shall have only such rights, powers and authority as are expressly delegated to it under this Agreement, and such rights, powers and authority shall be subject to the terms and conditions of this Agreement. The Committee shall not be a substitute for the rights of the Parties hereunder. Notwithstanding any other provision of this Agreement to the contrary, the Committee shall not have any right, power or authority: (a) to determine any issue in a manner that would conflict with the express terms and conditions of this Agreement; or (b) to waive, modify or amend the terms and conditions of this Agreement. 5. FEES AND PAYMENTS 5.1 Invoices; At-Risk Fees. a. During the Term, EVERSANA will invoice Client: i. monthly in arrears for [*** the Fees earned by EVERSANA not associated with the Field Force, ii. monthly in arrears for [***] the Pass-Through Costs, and iii. monthly in advance for [***] the Fees associated Field Force. EVERSANA will not have the right to receive, and Client will not be obligated to pay [***], unless and until [***]. The Parties shall mutually agree on key performance indicators (“KPIs”) and relative percentage value of each KPI which shall be set forth in a written addendum referring to this Agreement and signed by both Parties based on the form attached hereto as Exhibit G (the “KPI Alignment Addendum”). The Parties agree that [***] the KPIs in the KPI Alignment Addendum shall be based on the completion of activities. Within [***] of end of each calendar year, EVERSANA shall invoice Client for the portion of the At-Risk Fees corresponding to the KPIs met by EVERSANA, however, with respect to invoices for At-Risk Fees, notwithstanding anything to the contrary in the Agreement, payment shall not be due prior to [***] of the applicable year. b. At least [***] prior to the last day of each calendar year, the Parties shall work together in good faith to amend the KPI Alignment Addendum to provide for new key performance indicators for the subsequent calendar year.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 5.2 Pass-Through Costs. EVERSANA will invoice Client for [*** Pass-Through Costs incurred by EVERSANA, whether incurred before or after the Product Approval Date. Notwithstanding Section 5.1 or any other provision of this Agreement to the contrary, there shall be no deferral of payment of Pass-Through Costs, in whole or in part, and Pass- Through Costs shall not be subject to any discount whatsoever. Notwithstanding the foregoing, for expenses for production-related services or other costs where EVERSANA is required to pay up front to a Third-Party vendor (“Advance Payment”), EVERSANA may invoice Client in time for EVERSANA to receive payment from Client prior to earlier of the Advance Payment due date and the date on which EVERSANA must make a non- cancellable commitment. EVERSANA will only make Advance Payments following approval of relevant invoice by Client. EVERSANA reserves the right to refuse to make commitments, or to cancel any commitments made on behalf of Client if payment is not scheduled in a timely manner for any reason. 5.3 Ongoing Services. If the Parties are in the process of negotiating a new SOW to cover Services that EVERSANA is already then providing to Client, including but not limited to the Services of the Field Force and Brand Teams, the Parties shall continue to operate pursuant to the existing SOW and its terms (including EVERSANA’s right to invoice Client for the on-going Services pursuant to the rates in the agreed upon SOW) until such time as its replacement is executed by both Parties. Client shall provide EVERSANA with at least [***] notice prior to reducing the engagement of a member of the Brand Team to less than full-time status. 5.4 Invoice Payment. Client shall pay each invoice within thirty (30) days of receipt of such invoice. If Client disputes any charges or amounts on any invoice in writing, and such dispute cannot be resolved promptly through good faith discussions between Client and EVERSANA, then Client will pay by the applicable payment due date the amount of the invoice less the disputed amount, provided that Client shall diligently proceed to work with EVERSANA to resolve any such disputed amount. If Client has not disputed an Invoice in writing within ten (10) Business Days of receipt, the Invoice shall be deemed approved and accepted. Any sums withheld pursuant to this paragraph shall not accrue service charges, but if the contested invoice is later determined to be valid in amount, Client shall pay the amount withheld within ten (10) days of the resolution of the disputed invoice, plus EVERSANA shall have the right to charge Client a [***] service charge, or [***], calculated retroactive to the date which is [***] days following receipt of the invoice which was originally disputed. 5.5 At-Risk Model Adjustment. a. EVERSANA shall only put Fees at risk so long as Client engages the Integrated Commercial Lead, Program Manager, and Commercial Operations Lead, each at full-time and maintains the Sole Provider Services.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL b. The Parties shall negotiate a revised Commercialization Budget and EVERSANA shall no longer put any Fees at risk and will invoice Client on a fee-for-service model if any of the following occur: i. [***]; ii. [***]; iii. [;***]; iv. [***]; v. [***]; vi. [***]; or vii. [***]. 5.6 Manner of Payment. All payments owed under this Section 5 shall be paid by wire transfer to a bank account designated by EVERSANA. 5.7 Taxes. Except for income or franchise taxes payable by EVERSANA with respect to the fees payable to it hereunder, EVERSANA shall have no liability for any, and Client shall bear all, property, ad valorem, inventory, sales use or other taxes in connection with the products or Services rendered by EVERSANA hereunder. If Client is required by law to deduct or withhold any tax or other amount from any sum payable to EVERSANA, then the sum payable by Client will be increased to the extent necessary to ensure that after such tax or other amount has been deducted, withheld or paid, EVERSANA receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment) a net sum equal to what EVERSANA would have received and so retained had not such deduction, withholding or payment been required or made. 5.8 Late Payments. In the event that any payment due under this Agreement (other than any portion thereof that is subject to a good faith dispute between the Parties) is not made when due, simple interest shall accrue on the late payment at a rate of [***] or [***], whichever is [***], for the period from the due date for payment until the date of actual payment. The payment of such interest shall not limit EVERSANA from exercising any other rights it may have as a consequence of the lateness of any payment. 5.9 Effect of Failure to Pay. In the event that any Invoice is not timely paid as provided herein, EVERSANA’s obligations to defer any Fees will automatically cease until such time Client has paid the outstanding balance, at which time EVERSANA’s obligation to defer Fees shall be reinstated. EVERSANA may, in addition to any other right or remedy that it may have under this Agreement or at law, suspend Client’s use of any Services provided

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL hereunder if EVERSANA has not received payment in full within [***] of EVERSANA’s written demand therefor. Client agrees to reimburse EVERSANA for all costs and expenses, including reasonable attorneys’ fees, incurred by EVERSANA in enforcing collection of any monies due to it under this Agreement including EVERSANA’s actual loss of time related to the collection process. EVERSANA reserves the right to impose a credit limit on Buyer and to amend such credit limit from time to time upon written notice. If Client exceeds such credit limit, EVERSANA shall be entitled to suspend deliveries of goods or services to Buyer until the credit limit is no longer exceeded. 5.10 Fee Increases. [***], and the first of each calendar year thereafter, EVERSANA shall have the right to increase any then-current transaction or monthly fees for a Service provided under this Agreement by [***], provided that any fee increase [***]. 6. INTELLECTUAL PROPERTY. a. Client Property. EVERSANA acknowledges and agrees that, as between the Parties, Client shall own all right, title and interest in and to (a) the Intellectual Property Rights in the Product, including the Client Technology, the Arising Product Know-How, the Product Trademarks, and the Product Copyrights, (b) the Corporate Trademarks, and (c) all Regulatory Documentation for the Product. EVERSANA shall, and it hereby does, assign to Client all rights, title and interest in and to any Arising Product Know-How made by or on behalf of EVERSANA (including by EVERSANA’s Affiliates or Third-Party contractors). EVERSANA shall cause personnel of EVERSANA and its Affiliates performing any Services to execute such documents and take such actions as are necessary to affect the foregoing assignment of Arising Product Know-How and shall require its Third Party contractors to do the same. b. EVERSANA Property. Client acknowledges and agrees that as between the Parties, EVERSANA shall own all right, title and interest in the EVERSANA Know-How. Nothing in this Agreement shall be construed to restrain EVERSANA or its Personnel in the use or exploitation of the techniques, methods and skills of (including in connection with systems operation, design and/or programming) which may be acquired in the course of performing work hereunder, to the extent not constituting Arising Product Know-How. c. Initial Delivery of Client Know-How. Client shall promptly deliver to EVERSANA copies or embodiments of the Client Know-How and any other information or material that is held or subsequently acquired by Client during the Term that Client is necessary or useful for EVERSANA to perform the Services in accordance with the terms and conditions of this Agreement and Applicable Law.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL d. No Registration of Trademarks and Copyrights. EVERSANA shall not use (other than in connection with the Services as approved by the Committee), seek to register or register, nor permit any of its Affiliates or Approved Subcontractors to use, seek to register or register, any trademark, service mark, name or logo, including as part of any domain name, social media handle or other identifiers, which is confusingly similar to, or a colorable imitation of, the Product Trademarks, Corporate Trademarks or Product Copyrights in any jurisdiction worldwide. EVERSANA shall not challenge, nor permit any of its Affiliates to challenge, Client’s or its Affiliates’ rights in, or the validity, enforceability, scope, or registrability of, any of the Product Trademarks, Corporate Trademarks or Product Copyrights or any registration or application therefor. e. Tools and Technologies. Client acknowledges that the Services may include, incorporate, and/or be performed using generative artificial intelligence tools or technologies (collectively, “GenAI”). EVERSANA takes steps reasonably designed to ensure that any GenAI included, incorporated, and/or used to perform the Services does not result in a breach of this Agreement or Applicable Law. To the extent outputs from GenAI that are not EVERSANA Know-How are incorporated into Arising Product Know-How, as between EVERSANA and Client, EVERSANA does not claim any right, title, or interest to such outputs except as otherwise set forth in this Agreement. Client acknowledges that the Fees and pricing offered to Client are made on the understanding that GenAI may be included, incorporated, and/or used to perform the Services. If Client requests that EVERSANA limit or modify the use of GenAI in connection with the Services, EVERSANA reserves the right to suspend the Services until an agreement on modified Fees and pricing has been reached. 7. REGULATORY MATTERS 7.1 Ownership of Regulatory Documentation and Approvals. As between the Parties, Client is solely responsible for and owns all right, title and interest in and to (a) all Regulatory Documentation concerning the Product and all information contained therein, (b) all regulatory approvals made or granted with respect to the Product, including any BLA Approval, and (c) all final Promotional Materials approved for use by Client pursuant to Section 3.4d. 7.2 Responsibility for Regulatory Approvals and Regulatory Communications. a. As between the Parties, Client has the sole right and responsibility for obtaining and maintaining all regulatory approvals for the Product in the Territory, including BLA Approval for the Product and for complying with all regulatory reporting obligations with respect to the Product in the Territory.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL b. As between the Parties, Client has the sole right and obligation: (i) to make any communications, reports, submissions and responses to FDA concerning the Product, including by reporting Adverse Events, Other Reportable Information and Field Alerts, and other Regulatory Documentation; and (ii) to take any action (including any investigations) and conduct all communications with all Third Parties that relate to all Product Quality Complaints or complaints related to tampering or contamination with respect to the Product, Adverse Events, Other Reportable Information and Field Alerts with respect to the Product; provided, however, that EVERSANA shall be responsible for any communications, reports, submissions or responses to Regulatory Authorities that it may be required to make under Applicable Law in connection with performing the Services; and provided, further, that EVERSANA shall, to the extent permitted by Applicable Law and not precluded by the request of a Governmental Authority, provide Client with either (x) reasonable advance written notice of, and an opportunity to discuss in good faith, any proposed communication with FDA in advance thereof with respect to the Product or any activities of Client hereunder, or (y) otherwise provide written notice to Client of any communication with FDA concerning the Product or any activities of Client hereunder promptly following such communication and attach copies of such communication (whether by FDA or EVERSANA) to such notice. Notwithstanding the above, all investigations of EVERSANA employees or agents related to employment matters and EVERSANA internal policies and procedures may be conducted independently by EVERSANA (with prompt notice to Client) by EVERSANA, and investigations relating to the Product or potential violations of Applicable Law related to the Services shall be conducted in collaboration with Client. c. EVERSANA shall cooperate with Client’s reasonable requests and assist Client in connection with Client’s: (i) preparing any and all reports to FDA concerning the Product; (ii) preparing and disseminating all communications to Third Parties concerning the Product; and (iii) investigating and responding to any Product Quality Complaint, Adverse Event, Other Reportable Information, Field Alert, or other compliance inquiry or investigation related to the Product. Except as expressly set forth in Section 7.2b, Client is solely responsible for any and all communications with a Governmental Authority and for ensuring that all such communications comply with Applicable Law. For purposes of clarification, except as expressly set forth in Section 7.2b, Client shall be responsible for any and all regulatory reporting requirements including aggregate spend reporting, reporting required by any State, as applicable, and pursuant to the disclosures required under the Patient Protection and Affordable Care Act (“PPACA”), even if there are joint disclosure obligations; [***], Client shall provide EVERSANA with confirmation that such disclosures were properly made. Except as expressly set forth in Section 7.2b, Client is also solely responsible for: (x) all state and other municipal

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL disclosures, including those related to drug samples, marketing expenses, product pricing, etc., and (y) all state and local municipal disposal laws related to the Product. EVERSANA shall reasonably cooperate with and assist Client, as reasonably requested in connection with such reporting requirements, including by providing Client, on a monthly basis, with details of EVERSANA’s aggregate spending in connection with the Services set forth herein, to allow Client to comply with the reporting requirements set forth above. d. As between the Parties, Client has the sole responsibility for (i) any statements, whether written, oral or electronic, to a Third Party regarding a Product Quality Complaint, Adverse Event, Other Reportable Information, Field Alert, or other compliance inquiry or investigation with respect to the Product, and (ii) taking any action concerning any Regulatory Authority approval under which the Product is sold. For clarification, in the event EVERSANA becomes aware of a Product Quality Complaint, Adverse Event, Other Reportable Information, Field Alert, or other compliance inquiry or investigation with respect to the Product, EVERSANA is only responsible for informing the Third Party that information in respect thereof has been or will be conveyed by EVERSANA to Client. 7.3 Adverse Events, Other Reports and Threatened Governmental Authority Action. a. EVERSANA shall report to Client [***]: i. an Adverse Event or Other Reportable Information associated with the use of the Product or information in or coming into its possession or control concerning such Adverse Event or Other Reportable Information; ii. information that might necessitate the filing by Client of a Field Alert iii. information relating to an actual or threatened recall of the Product; or iv. any Product Quality Complaint associated with the use of the Product. All such reports shall be made to the attention: [***] Client may update the individual to whom such reports shall be made by providing written notice thereof to EVERSANA. b. With respect to Adverse Events, Other Reportable Information, Field Alerts, and Product Quality Complaints, in each case with respect to the Product, EVERSANA shall (i) train and inform members of the Field Force in accordance with this Agreement and Applicable Law, and require any EVERSANA employee who has

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL performed or is performing any Commercialization activity, to comply with Applicable Law in connection with collection of information regarding the foregoing, and the reporting of such information to Client; and (ii) establish and actively supervise and manage procedures and protocols reasonably designed to ensure that all relevant information relating to the foregoing that comes to the attention of any member of the Field Force or any EVERSANA employee who has performed or is performing any Commercialization activity, is promptly conveyed to EVERSANA so that EVERSANA can comply with its reporting obligations hereunder. For the avoidance of doubt, EVERSANA shall be responsible for training, informing, managing, and supervising members of the Field Force in accordance with this Agreement and Applicable Law, and EVERSANA shall notify Client of any member of the Field Force’s failure to comply with the policies and procedures of EVERSANA or Applicable Law. c. Client may, at its option, establish procedures for members of the Field Force to provide such information referenced in Sections 7.3a directly to Client or its designee, which may be established or modified by Client from time to time by written notice to EVERSANA. d. Unless restricted or prohibited by Applicable Law or Governmental Authority, EVERSANA shall promptly notify Client if it receives information regarding any threatened or pending action regarding the Product by any Governmental Authority in the Territory. e. All training materials regarding Adverse Events, Other Reportable Information, Field Alerts and Product Quality Complaints to be utilized by EVERSANA in connection with its provision of the Services shall either be provided by Client to EVERSANA or, to the extent EVERSANA prepares such materials, shall be approved by Client. These training materials shall include the contact number and method of transferring potential reports and any specific product information related to the Product. 8. PRODUCT MATTERS 8.1 Orders for Product; Terms of Sale; Returns. All sales will be recorded in Client’s name. Client shall have the ultimate responsibility and right to take, accept, reject or cancel orders, fill orders and establish and modify the terms and conditions of the sale of the Product (including with regard to any patient assistance programs and returns), subject to compliance with the approved Commercialization Plan and all action plans previously approved by the Committee. Notwithstanding the foregoing, EVERSANA shall have the day-to-day responsibility and right to take, accept, reject, or cancel orders, and fill orders so long as such actions are consistent with the approved Commercialization Plan, Commercialization Budget and all action plans previously approved by the Committee.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 8.2 Returned Product. EVERSANA shall notify Client of any returned Product, cooperate with Client regarding the handling of such Product, and follow such other Product return procedures mutually agreed between the Parties. 8.3 Recalled Product. Each Party shall promptly notify the other Party in writing of any facts relating to the advisability of the recall, withdrawal or withholding from the market of the Product in the Territory. Client shall have the sole responsibility and right to determine if any recall, withdrawal or other form of market action is necessary with respect to the Product and shall be solely responsible for taking all actions to effect such recall, withdrawal or market action. At Client’s request, EVERSANA will cooperate with Client regarding Client’s handling of any recalls, withdrawals or similar market actions. Client shall be responsible for all costs incurred in connection with any recalls, withdrawals or market actions concerning the Product except that EVERSANA shall be responsible for such costs to the extent such recalls, withdrawals or market actions are directly caused by EVERSANA’s Gross Negligence, failure to comply with Applicable Law, or material breach of this Agreement, in which case EVERSANA shall be responsible for all costs associated with collection, quarantine, and destruction of the Product, as applicable, within EVERSANA’s control. Client shall promptly reimburse EVERSANA for all documented, direct, out-of-pocket costs incurred by EVERSANA with respect to participating in any such recall, market withdrawal, product returns or other corrective action in the Territory, except to the extent of any such costs for which EVERSANA is responsible as set forth in the preceding sentence. 9. COMPLIANCE MATTERS 9.1 Compliance with Law and Ethical Business Practices. In addition to the other representations, warranties and covenants made by each Party under this Agreement, each Party hereby represents, warrants and covenants to the other Party that, during the Term in the Territory: a. it is, and will remain during the Term, licensed, registered and/or qualified under Applicable Law to do business, and has obtained such licenses, consents, authorizations or completed such registrations or made such notifications as may be necessary or required by Applicable Law to perform its obligations under this Agreement; b. it will perform its obligations under this Agreement in material compliance with this Agreement (including, with respect to EVERSANA, the Commercialization Plan), Applicable Laws (including the FD&C Act, the Anti-Kickback Statute (42 U.S.C. § 1320a-7b), Civil Monetary Penalty Statute (42 U.S.C. § 1320a-7a), the False Claims Act (31 U.S.C. § 3729 et seq.), comparable state statutes, the regulations promulgated under all such statutes, and the regulations issued by the

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL FDA), and such Party’s Applicable Compliance/Review Policies and/or any agreed to compliance related policies or procedures governing Commercialization; and c. with respect to the Product and any payments or Services provided under this Agreement, such Party has not taken, and during the Term will not take, any action, directly or indirectly, to offer, promise or pay, or authorize the offer or payment of, any money or anything of value in order to improperly or corruptly seek to influence any Government Official in order to gain an improper advantage, and has not accepted, and will not accept in the future such payment. 9.2 Additional EVERSANA Covenants. In addition to the other representations, warranties and covenants made by EVERSANA under this Agreement, EVERSANA hereby represents, warrants and covenants to Client that, during the Term in the Territory: a. EVERSANA has implemented and will maintain and enforce a compliance and ethics program designed to prevent and detect violations of Applicable Laws throughout its operations (including Affiliates) and the operations of EVERSANA Personnel that have responsibility for the payments or the Services provided under this Agreement, including by implementing policies and procedures setting out rules governing interactions with HCPs and Government Officials; the engagement of Third Parties, and where appropriate, due diligence; and the investigation, documentation, and remediation of any allegations, findings, or reports related to a potential violation of its Applicable Compliance/Review Policies. Such compliance program shall include at a minimum, compliance officer, policies and procedures relating to (i) sales, medical, promotional and marketing activities for the Product, (ii) regular auditing and monitoring, (iii) training on sales, medical, promotional and marketing activities and the relevant legal requirements regarding such activities, (iv) methods to raise questions or concerns internally (e.g., via a hotline) without fear of retribution or retaliation, (v) processes for investigating and documenting any compliance concerns or allegations raised, findings or reports related to a potential violation of Applicable Laws, and (vi) taking remedial, corrective action and/or disciplinary action, as appropriate. b. in the event that EVERSANA receives a report of or otherwise becomes aware of a potential violation of its Applicable Compliance/Review Policies, EVERSANA will perform an investigation in accordance with its established policies and procedures and will take all necessary and appropriate responsive, and corrective actions, including disciplinary actions (up to and including termination of any employee, contractor, agent, sub-contractor, customer, vendor or other Person that EVERSANA believes was responsible); c. EVERSANA has implemented, and will at all times during the Term maintain, adequate policies and procedures describing the materials and information that may

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL be distributed or discussed by the EVERSANA Personnel related to the Product and the manner in which such Persons should handle unsolicited requests for information related to off-label uses of the Product, which policies and procedures shall be designed to ensure compliance with Applicable Laws; d. EVERSANA regularly reviews its Applicable Compliance/Review Policies as part of its internal processes of improvement, and, from time to time, benchmarks them against the standards of the industry; e. EVERSANA has implemented, and will at all times during the Term maintain, adequate systems, policies, and procedures to screen before hire and annually thereafter all prospective and current EVERSANA Personnel conducting activities with respect to the Product against (i) the List of Excluded Individuals/Entities compiled by the Office of the Inspector General in the Department of Health and Human Services and (ii) the General Services Administration’s List of Parties Excluded from Federal Programs, which policies and procedures require EVERSANA’s prospective and current EVERSANA Personnel conducting activities with respect to the Product to disclose immediately to EVERSANA that such Representative is or may become debarred, suspended or excluded; f. in connection with this Agreement, EVERSANA’s compensation system for the EVERSANA Personnel that perform any marketing, promotion or sales activities related to the Product, which shall be agreed upon with Client, is designed to ensure that financial incentives do not inappropriately motivate such EVERSANA Personnel to engage in improper or illegal promotion, sales or marketing of the Product (including off-label promotion of the Product); and g. in connection with this Agreement, EVERSANA’s call planning system for the EVERSANA Personnel that call upon HCPs or health care institutions for any promotional or sales activities related to the Product is designed to ensure that such EVERSANA Personnel do not call upon HCPs or health care institutions that are not likely to prescribe or use the Product for an on-label use. 9.3 Obligation to Notify. Each Party shall promptly notify the other Party upon becoming aware of any potential breach or potential violation by the Field Force or by such Party’s other employees of the Anti-Corruption Laws in the performance of such Party’s obligations under this Agreement and shall take such steps as the Parties may reasonably agree to avoid a potential violation of the Anti-Corruption Laws in the performance of obligations under this Agreement. 9.4 Notice of Investigations. Each Party shall promptly notify the other Party in the event that it becomes subject to or aware of any FDA or other Governmental Authority inspection, investigation, or other inquiry or a FDA warning letter, untitled letter, or other material

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL governmental notice or communication relating to the Services or the Product promptly after the Party becomes aware of such inspection, investigation, inquiry, letter, notice, or communication, except to the extent that the disclosing Party’s counsel reasonably believes that such disclosure to the other Party could violate Applicable Laws (including privacy laws) or have a significant adverse impact on the disclosing Party’s legal position or defense (including the loss of attorney-client privilege) with respect to any such inspection, investigation or other inquiry. In the event that the Party determines that disclosure could violate Applicable Laws (including privacy laws) or have a significant adverse impact on the disclosing Party’s legal position or defense (including the loss of attorney-client privilege), the Party shall promptly notify the other Party that it is exercising its right not to make such disclosure. 10. INDEPENDENT CONTRACTOR 10.1 The relationship of the Parties is that of independent contractors. Neither Party has the authority to bind the other, except only to the extent expressly set forth herein. Nothing herein is intended to create or shall be construed as creating between the Parties the relationship of joint venturers, partners, employer/employee or principal and agent. 10.2 EVERSANA and its directors, officers, employees and any Persons providing Services under the Agreement are at all times independent contractors with respect to Client. Persons provided by EVERSANA to perform the Services shall not be deemed employees of Client. Neither this Agreement nor the Services to be rendered hereunder shall for any purpose whatsoever or in any way or manner create any employer-employee relationship between EVERSANA, its directors, officers, employees and any Persons providing Services under the Agreement, on the one hand, and Client on the other hand. Client understands that EVERSANA may utilize independent contractors in connection with its performance of the Services, subject to the terms and conditions of this Agreement. 10.3 EVERSANA is, and at all times shall remain, solely responsible for the human resource and performance management functions of all EVERSANA personnel provided to perform the Services. EVERSANA shall be solely responsible for all disciplinary, probationary and termination actions taken by it, and for the formulation, content and dissemination of all employment policies and rules (including written disciplinary, probationary and termination policies) applicable to its employees, agents and contractors, including its employees, agents and contractors who perform the Services hereunder. 10.4 The Parties agree that EVERSANA personnel are not and are not intended to be or be treated as employees of Client and that no such individual is, or is intended to be, eligible to participate in any benefits programs or in any Client “employee benefit plans” (as defined in Section 3(3) of ERISA) (“Client Benefit Plan”).

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 10.5 EVERSANA shall obtain and maintain worker’s compensation insurance and other insurance required for EVERSANA Personnel and acknowledges that under this Agreement. Client does not, and shall not, obtain or maintain such insurance, all of which shall be EVERSANA’s sole responsibility. 10.6 Client Limitations. Except as otherwise set out in this Agreement, Client shall have no responsibility to EVERSANA or any EVERSANA personnel for any compensation, expense reimbursements or benefits (including, without limitation, vacation and holiday remuneration, healthcare coverage or insurance, life insurance, pension or profit-sharing benefits and disability benefits), payroll-related or withholding taxes, or any governmental charges or benefits (including, without limitation, unemployment and disability insurance contributions or benefits and workers compensation contributions or benefits) that may be imposed upon or be related to the performance by EVERSANA or its employees, agents or contractors of the obligations under this Agreement, all of which shall be the sole responsibility of EVERSANA. To clarify, except as expressly provided in Section 5.10, Client will not withhold any income tax or payroll tax of any kind on behalf of EVERSANA. 10.7 EVERSANA Limitations. Notwithstanding anything to the contrary in this Section 10, EVERSANA shall have no obligation or responsibility for any damages, liability, loss and costs, including attorney’s fees (collectively, “Liability”) to the extent such Liability is attributed to either: (i) discriminatory and/or intentional acts of Client, its employees, agents or contractors; or (ii) any benefits payable under any Client Benefit Plan, and any other bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements that may be sponsored at any time by Client that cause, or are either alleged to cause or interpreted by any court or Regulatory Authority to cause, any EVERSANA personnel to be reclassified as an employee of Client. In the event any Liability is alleged against EVERSANA or its employees which is attributable to Client (as set forth in clauses (i) and (ii) of this Section 10.7), Client shall indemnify, defend, and hold harmless EVERSANA and its directors, officers, employees and contractors. Notwithstanding anything to the contrary in this Section 10, Client shall have no obligation or responsibility for any Liability to the extent such Liability is attributed to either: (i) discriminatory and/or intentional acts of EVERSANA, its employees, agents or contractors; or (ii) any benefits payable under any EVERSANA benefit plan, including any bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance or other similar fringe or employee benefit plans, programs or arrangements that may be sponsored at any time by EVERSANA that cause, or are either alleged to cause or interpreted by any court or Regulatory Authority to cause, any Client personnel to be reclassified as an employee of EVERSANA. In the event any Liability is alleged against Client or its employees which is attributable to EVERSANA (as set forth

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL in clauses (i) and (ii) of this Section 10.7), EVERSANA shall indemnify, defend, and hold harmless Client and its directors, officers, employees and contractors. 11. STATEMENTS, RECORD-KEEPING AND AUDITS 11.1 Client Records. Client shall keep, or cause to be kept, complete and accurate books and records reflecting all of its obligations under this Agreement. Without limiting the generality of the foregoing, Client shall keep complete and accurate books and records (financial and otherwise), of Net Sales and Net Profit, and other financial information necessary to determine payments due under this Agreement, and all regulatory and compliance matters. Client shall keep such books and records or shall cause such books and records to be kept, for a period of [***]. All financial books and records kept by Client hereunder shall be maintained in accordance with GAAP, consistently applied. 11.2 Audits of Client. Upon not less than [***] written request of EVERSANA, Client shall, and shall cause its Affiliates to, permit an independent auditor designated by EVERSANA, at reasonable times and upon reasonable notice, to audit the books and records maintained pursuant to Section 11.1 to ensure the accuracy of all reports and payments made hereunder, no more than once during any [***] period during the Term and a period of [***] thereafter or such longer period as required by Applicable Law, and no more than once with respect to any period so examined; provided that if any such audit reveals that Client is or was not in compliance with Applicable Law or this Agreement in all material respects, EVERSANA shall have the right to conduct such additional audits as may be reasonably required by EVERSANA to determine whether Client has appropriately remedied such non-compliance. The cost of any such audit shall be borne by EVERSANA, unless (a) with respect to an audit of payments made hereunder, the audit reveals that EVERSANA has been underpaid [***], Client shall reimburse EVERSANA for any Third Party costs reasonably incurred in connection with the audit [***]. If any such audit concludes that additional payments were owed to EVERSANA, Client shall pay the additional payments to EVERSANA within [***] after the date on which such audit is completed. 11.3 EVERSANA Records. EVERSANA shall keep, or shall cause to be kept, complete and accurate books and records (financial and otherwise) pertaining to the performance of the Services, Commercialization activities, regulatory and compliance matters and such records as are necessary for Detail performance and training test results, in sufficient detail to verify compliance with this Agreement and to calculate and verify all amounts payable hereunder. EVERSANA shall keep such books and records or shall cause such books and records to be kept, for a period of [***] after the expiration or termination hereof or such longer period as required by Applicable Law. All financial books and records kept by EVERSANA hereunder shall be maintained in accordance with GAAP, consistently applied.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 11.4 Audits of EVERSANA. Upon not less than [***] written request of Client, EVERSANA shall, and shall cause its Affiliates to, permit an independent auditor designated by Client , at reasonable times and upon reasonable notice, to audit the books and records maintained pursuant to Section 11.1 to ensure EVERSANA’s compliance with this Agreement, including the accuracy of all reports and payments made hereunder, no more than once during any [***] period during the Term and a period of [***] thereafter or such longer period as required by Applicable Law and no more than once with respect to any period so examined; provided that if any such audit reveals that EVERSANA is or was not in compliance with Applicable Law and the Sales & Promotion Policies with respect to its obligations under this Agreement in all material respects, Client shall have the right to conduct such additional audits as may be reasonably required by Client to determine whether EVERSANA has appropriately remedied such non-compliance. The cost of any such audit shall be borne by Client , unless (a) with respect to an audit of payments made hereunder, the audit reveals that EVERSANA has been overpaid [***]. If any such audit concludes that excess payments were received by EVERSANA during such period, EVERSANA shall reimburse such excess payments within [***] after the date on which such audit is completed. 12. CONFIDENTIALITY 12.1 Maintaining Confidentiality. Confidential Information disclosed under this Agreement shall remain the property of the Disclosing Party. At all times during the Term [***], the Receiving Party shall use the Confidential Information solely for the purposes set forth in this Agreement and shall not disclose such Confidential Information to any Third Party except as permitted under this Agreement or with the Disclosing Party’s prior written consent. The Receiving Party shall use at least the same degree of care for maintaining confidentiality of the Confidential Information as it uses to maintain the confidentiality of its own Confidential Information of similar value, but in no event less than a reasonable degree of care. The Receiving Party will immediately advise the Disclosing Party if the Receiving Party becomes aware of any misappropriation or misuse by any Person of the Disclosing Party’s Confidential Information. 12.2 Exceptions to Confidentiality. The Receiving Party’s obligations set forth in this Agreement shall not extend to any Confidential Information of the Disclosing Party that the Receiving Party can demonstrate by competent evidence: a. was in the Receiving Party’s possession and at its free disposal, without an obligation of confidentiality, prior to disclosure by the Disclosing Party; b. was in the public domain at the time of disclosure by the Disclosing Party; c. subsequently comes into the public domain through no fault, action or omission of the Receiving Party in breach of this Agreement;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL d. becomes available to the Receiving Party without any obligation of confidentiality from a Third Party that is not known to the Receiving Party to have a confidentiality obligation to the Disclosing Party; or e. was developed independently by the Receiving Party without use of or reliance on any Confidential Information disclosed or furnished by the Disclosing Party, as evidenced by the Receiving Party’s contemporaneously maintained written records. 12.3 Authorized Disclosure. The Receiving Party may disclose Confidential Information, including Agreement details, to the extent that such disclosure is: a. to its directors, officers, employees, advisers, consultants, attorneys, auditors, agents, contractors, or representatives that reasonably need to know the information for the purposes set out in this Agreement, and who are subject to obligations of confidentiality and non-use substantially as protective as those set forth in this Agreement; b. to its Affiliates, including their directors, officers, employees, advisors, consultants, agents, contractors or representatives, to the extent they reasonably need to know the information for the purposes set out in this Agreement, and who are subject to confidentiality and non-use obligations substantially as protective as those set forth in this Agreement; c. [***] who are subject to obligations of confidentiality and non-use substantially as protective as those set forth in this Agreement; d. [***] provided, in each case, that any such Third Party agrees to be bound by reasonable obligations of confidentiality and non-use; or e. as required by Applicable Law, rules of public stock exchanges or court orders; provided that the Receiving Party may disclose only such portion of the Confidential Information as is legally required, and provided further that (i) the Receiving Party shall provide the Disclosing Party with as much advance written notice of such requirement as is reasonably possible and a reasonable opportunity to object to or limit such disclosure, and (ii) at the Disclosing Party’s request and expense, cooperates with the Disclosing Party’s lawful efforts to contest such requirement or to obtain a protective order or other confidential treatment of the Confidential Information required to be disclosed. The Parties shall coordinate in advance with each other in connection with the filing of this Agreement (including redaction of certain provisions of this Agreement) with any securities authority or other Governmental Authority or any stock exchange on which securities issued by a Party or its Affiliate are traded, and each Party will use reasonable efforts to seek and obtain confidential treatment for the terms proposed to be redacted; provided,

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL that nothing herein shall prevent a Party from making disclosures to any securities authority or stock exchange, as the case may be, to the extent such Party determines, on the advice of legal counsel, that disclosure is reasonably necessary to comply with Applicable Law, including disclosure requirements of the U.S. Securities and Exchange Commission, or with the requirements of any stock exchange on which securities issued by a Party or its Affiliates are traded; and provided further that the Parties will use their reasonable efforts to file redacted versions with any Governmental Authorities which are consistent with redacted versions previously filed with any other Governmental Authority. 12.4 Return or Destruction of Confidential Information. On or after the effective date of the expiration or termination of this Agreement for any reason, at the Disclosing Party’s written request, the Receiving Party shall either, with respect to Confidential Information to which such Receiving Party does not retain rights under the surviving provisions of this Agreement: (a) promptly destroy all copies of such Confidential Information in the possession or control of the Receiving Party and confirm such destruction in writing to the Disclosing Party; or (b) promptly deliver to the Disclosing Party, at the Receiving Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the Receiving Party. Notwithstanding the foregoing, the Receiving Party shall be permitted to retain such Confidential Information (i) to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes, and (ii) any computer records or files containing such Confidential Information that have been created solely by the Receiving Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with the Receiving Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 12.1. 12.5 Use of Name and Disclosure of Terms. Except as necessary to perform a Party’s obligations under this Agreement or as expressly permitted under this Agreement, each Party (a) shall keep the existence, terms, and the subject matter (including the applicable transactions) covered by this Agreement confidential and shall not disclose such information to any other Person through a press release or otherwise and (b) shall not mention or otherwise use the name or any trademark of the other Party or its Affiliates in connection with this Agreement, in each case ((a) and (b)), without the prior written consent of the other Party in each instance (which shall not be unreasonably withheld, conditioned or delayed). The restrictions imposed by this Section 12.5 shall not prohibit either Party from making any disclosure identifying the other Party that is required by Applicable Law or the requirements of a national securities exchange or another similar regulatory body, provided that any such disclosure shall be governed by Section 12.3. Nor shall the restrictions imposed by this Section 12.5 prohibit either Party from announcing

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL this Agreement to the public promptly following the Effective Date, including such key terms and other items appropriate for such a public release, in each case subject to the written consent of the other Party, which shall not be unreasonably withheld. Further, the restrictions imposed on each Party under this Section 12.5 are not intended, and shall not be construed, to prohibit a Party from (x) identifying the other Party in its internal business communications, provided that any Confidential Information in such communications remains subject to this Article 12 or (y) disclosing (i) information for which consent has previously been obtained and (ii) information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement, each of which ((i) and (ii)) shall not require advance approval, but copies of which shall be provided to the other Party as soon as practicable after the release or communication thereof. 13. REPRESENTATIONS; WARRANTIES; COVENANTS 13.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date: a. it is duly organized, validly existing in good standing under the laws of the place of its establishment or incorporation; b. it has full authority to enter into this Agreement and to perform its obligations under this Agreement and the provisions of this Agreement are legally binding upon it from the Effective Date; c. its execution of this Agreement and performance of its obligations under it will not violate (i) any provision of its business license, articles of incorporation, articles of association or similar organizational documents; (ii) any Applicable Law or any authorization or approval from a Governmental Authority; and (iii) any contract to which it is a party or to which it is subject, or result in a default under any such contract; d. no lawsuit, arbitration or other legal or governmental proceeding is pending or, to its knowledge, threatened against it that would affect its ability to perform its obligations under this Agreement; e. it has not been debarred and is not subject to debarment and covenants that it shall not knowingly use in any capacity, in connection with the Services and the other activities described herein, any Person who has been debarred pursuant to Section 306 of the Act or who is the subject of a conviction described in such section;

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL f. it and its Affiliates are in compliance with (A) the PhRMA Code on Interactions with Healthcare Professionals and (B) all state codes or requirements that limit or regulate interactions with healthcare practitioners g. it has not been debarred, suspended or excluded from any federal health care program, including Medicare, Medicaid and the Civilian Health and Medical Program of the Uniformed Services. If it or any of its employees who are involved in performing the Services or working with the other Party in connection with the program described herein, is debarred, suspended or excluded during the Term or such Party reasonably believes debarment, suspension or exclusion is contemplated, such Party shall immediately notify the other Party in writing upon it becoming aware of such debarment, suspension or exclusion. If a Party is so debarred, suspended or excluded, or in the case of any employee of such Party who is debarred, suspended or excluded, if the applicable Party employing such employee permits such employee to continue to perform any Services, other activities described herein, then the other Party shall have the right to terminate this Agreement upon written notice to such Party. Any termination of this Agreement pursuant to this Section 13.1h shall be treated as a termination by the terminating Party pursuant to Section 15.2a as if the other Party had committed a material breach, except that in such event no cure period shall apply and the terminating Party shall have the right to effect such termination immediately upon written notice to other Party; and h. it will comply in all material respects with Applicable Laws in performing its obligations and exercising its rights hereunder. 13.2 Mutual Covenants. a. [***]. 13.3 Client’s Representations, Warranties, and Covenants. a. Client represents and warrants to EVERSANA that as of the Effective Date: i. Client has not received any written communication alleging that the manufacture, packaging, distribution, sale or use of the Product in the Territory and the use of any registered Product Trademark, Corporate Trademarks, or registered copyright within Product Copyrights in the Territory does not infringe or misappropriate the Intellectual Property Rights or other rights of any Third Party; and ii. Client has the right to Commercialize the Product in the Territory and to grant to EVERSANA the right to provide the Services, as set forth herein.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL b. Provision of Assistance and Support. Client shall promptly provide to EVERSANA or its Affiliates, such reasonable and currently available information and materials relating to the Product as are necessary or useful for EVERSANA to perform the Services in the Territory in accordance with the terms and conditions of this Agreement and Applicable Law. Client shall promptly share with EVERSANA, any information that may have a material or significant effect on [***]. 13.4 EVERSANA’s Representations, Warranties, and Covenants. EVERSANA represents and warrants to Client that as of the Effective Date: a. [***] b. EVERSANA represents and warrants that as of the Effective Date it has not received any written communication from any Third Party alleging that the use of EVERSANA Pre-Existing Know-How in the Territory infringes or misappropriates the Intellectual Property Rights or other rights of any Third Party; c. except as would not reasonably be expected to have a material adverse effect on the performance of the Services i) as of the Effective Date, neither it nor any of its Affiliates (x) is being investigated, and there are no ongoing investigations, by any Regulatory Authority or other Governmental Authority in the Territory specifically or primarily relating to the promotion of any pharmaceutical or biologic product in the Territory, nor (y) has it or any of its Affiliates received written notice that any Regulatory Authority or other Governmental Authority in the Territory intends to conduct any such investigation, and (ii) neither it nor any of its Affiliates (x) is a party or the subject of any action, suit or other proceeding (collectively, “Proceeding”) that is pending [***] that alleges that it or any of its Affiliates have violated any Applicable Laws in the Territory in connection with the promotion of any pharmaceutical or biologic product in the Territory, nor (y) has it or any of its Affiliates received any threats in writing of any such Proceeding [***]; and d. there is no action, suit, proceeding or investigation pending or, to its knowledge, threatened before any court or administrative agency against EVERSANA or its Affiliates which could, directly or indirectly, reasonably be expected to materially affect its ability to perform its obligations hereunder. e. EVERSANA hereby covenants to Client that it will not use any Promotional Materials or undertake any training of its Sales Force without Client’s review and prior written approval of such Promotional Materials and training programs and materials.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 13.5 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE. WITHOUT LIMITATION OF THE FOREGOING, CLIENT MAKES NO WARRANTY THAT THE FDA APPROVAL OF ITS PRODUCT WILL OCCUR, THAT THE PRODUCT WILL BE SUCCESSFUL OR THAT CLIENT WILL RECEIVE ANY, OR ANY AMOUNT OF, REVENUE BASED ON THE COMMERCIAL SALE OF ITS PRODUCT. 14. INDEMNIFICATION, LIMITATION OF LIABILITY AND INSURANCE 14.1 Mutual Indemnity. Each Party (in such capacity, the “Indemnitor”) shall indemnify, hold harmless and defend the other Party, its Affiliates, and its and their respective directors, officers, employees, representatives and agents (collectively, the “Indemnitees”), from and against any and all losses, damages, liabilities, judgments, fines, and amounts paid in settlement, including any associated costs and expenses, including reasonable attorneys’ fees (collectively, “Losses”), to which any Indemnitee may become subject as a result of any claim, demand, suit, action or proceeding brought or initiated by a Third Party against them (“Claims”) to the extent that such Losses arise out of: (i) the Gross Negligence, fraud or willful misconduct of any of the Indemnitor, its Affiliates, or its or their respective directors, officers, employees, representatives and agents in performing any obligations under this Agreement; or (ii) a material breach by the Indemnitor of any representation, warranty, covenant or other agreement made by the Indemnitor in this Agreement; except, in each case, to the extent such Losses result from the Gross Negligence, recklessness or willful misconduct of any Indemnitee or the breach by any Indemnitee of any warranty, representation, covenant or agreement made by the Indemnitee in this Agreement. “Gross Negligence” means a severe lack of care or disregard that increases the risk of harm to others, beyond simple mistakes or oversights. [***] 14.2 Client Indemnity. a. Client shall indemnify, hold harmless and defend EVERSANA, its Affiliates, and its and their respective directors, officers, employees, representatives and agents (collectively, the “EVERSANA Indemnitees”) from and against any and all Losses to which any EVERSANA Indemnitee may become subject as a result of

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL any Claim to the extent that such Losses arise out of any infringement of the Intellectual Property Rights of a Third Party based on the Commercialization of the Product under this Agreement. b. The Parties hereto acknowledge that EVERSANA has not had and will not have any role in the development, manufacture, branding, labeling or packaging of the Product and that, as between the Parties, Client shall have the sole liability for any product liability or similar claims (regardless of the legal theory (including but not limited to strict liability) upon which such claims may be brought) with respect to Product. Accordingly, Client shall indemnify, hold harmless and defend EVERSANA Indemnitees from and against any and all Losses to which any EVERSANA Indemnitee may become subject as a result of any Claim caused by or attributable in whole or part to, or alleged to have been caused by or attributable in whole or part to: i. Any defect(s) in the manufacture of any Product, inherent safety risks of any Product or dangerous side effects of the Product; ii. The development, manufacturing, branding, labeling, or packaging of the Product; iii. Marketing practices of Client, off-label usage of any Product or the promotion of off-label usage, fraud, criminal or civil investigation, inspection or inquiry by or on behalf of any regulatory agency or other entity in connection with any Product, Client, its business or its representatives; iv. Any actual or asserted violation of the Federal Food, Drug and Cosmetic Act or any other Applicable Law by virtue of which the Product is alleged or determined to be adulterated, misbranded, mislabeled, falsified, or otherwise not in full compliance with Applicable Law; and v. Any actual or asserted infringement or violation of any patent, trademark, trade name, copyright or other intellectual or proprietary rights of any Third Party with respect to the Product or information relating to the Product; or vi. EVERSANA’s use of or reliance, in accordance with this Agreement, upon: (A) the Prescribing Information as determined by the FDA; or (B) any Promotional Materials; or (C) or other documentation or materials provided by Client and authorized or approved by Client under this Agreement for use by EVERSANA in performing the Services. c. Client shall not indemnify, hold harmless and defend EVERSANA Indemnitees from and against any and all Losses or Claims with regards to Sections iii and iv to

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL the extent that any such Losses or Claims arises from or are caused by the Gross Negligence or reckless or intentional misconduct by any EVERSANA Indemnitee or a material breach by any EVERSANA Indemnitee of its express obligations contained in this Agreement. d. Client shall reimburse EVERSANA for all of the out-of-pocket costs and expenses (including, reasonable attorneys’ fees) in connection with any of the following events or occurrences, except to the extent that such events or occurrences are primarily caused by Gross Negligence or reckless or intentional misconduct by EVERSANA or a breach by EVERSANA of its express obligations contained in this Agreement or such an investigation is related generally to EVERSANA, its Affiliates, or its or their employees, agents, subcontractors or other representatives: (i) any inspection, investigation or inquiry by any Regulatory Authority or other Governmental Authority regarding or directed to Client or the Product or the Services; or (ii) any court, Regulatory Authority or Governmental Authority order, subpoena, interrogatory, demand, request for admission or other process of law directed to EVERSANA and specifically attributable to Client or its Product or the Services. 14.3 Procedures. An indemnified Party, as applicable, submitting an indemnity claim under this Agreement (the “Indemnified Party”) shall: (a) promptly notify the indemnifying Party, as applicable (the “Indemnifying Party”), of such claim in writing and furnish the Indemnifying Party with a copy of the applicable communication, notice or other action relating to the event for which indemnity is sought; provided that, no failure to provide such notice pursuant to this clause (a) shall relieve the Indemnifying Party of its indemnification obligations, except to the extent such failure materially prejudices the Indemnifying Party’s ability to defend or settle the claim; (b) give the Indemnifying Party the authority, information and assistance necessary to defend or settle such suit or proceeding in such a manner as the Indemnifying Party shall determine; and (c) give the Indemnifying Party sole control of the defense (including the right to select counsel, at the Indemnifying Party’s expense) and the sole right to compromise and settle such suit or proceeding; provided, however, that in the case of the foregoing clauses (b) and (c), the Indemnifying Party shall not, without the written consent of the Indemnified Party, compromise or settle any suit or proceeding unless such compromise or settlement (i) is solely for monetary damages (for which the Indemnifying Party shall be responsible), (ii) does not impose injunctive or other equitable relief against the Indemnified Party, (iii) does not acknowledge any fault by the Indemnified Party, and (iv) includes an unconditional release of the Indemnified Party from all liability on claims that are the subject matter of such proceeding. However, neither Party shall have the right to control the defense during the initial investigation stages by a Governmental Authority, including any civil investigative demands, inquiry, or, formal communications that does not involve a direct claim, suit, criminal or civil proceeding, and until such time as it is reasonably likely

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL that one Party will invoked indemnification pursuant to this Section. The Indemnified Party (in its capacity as such) may participate in the defense at its own expense. 14.4 Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT IN THE CASE OF FRAUD OR WILLFUL MISCONDUCT, OR A BREACH OF ARTICLE 12, NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY OR THEIR AFFILIATES, FOR ANY CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR MULTIPLE DAMAGES, OR, OTHER THAN CLIENT’S PAYMENT OBLIGATIONS HEREUNDER, FOR LOSS OF PROFITS, REVENUE OR INCOME, DIMINUTION IN VALUE OR LOSS OF BUSINESS OPPORTUNITY (IN EACH CASE, WHETHER OR NOT FORESEEABLE AT THE EFFECTIVE DATE) CONNECTED WITH OR RESULTING FROM ANY BREACH OF THIS AGREEMENT, OR ANY ACTIONS UNDERTAKEN IN CONNECTION WITH, OR RELATED HERETO, INCLUDING ANY SUCH DAMAGES WHICH ARE BASED UPON BREACH OF CONTRACT, TORT, BREACH OF WARRANTY, STRICT LIABILITY, STATUTE, OPERATION OF LAW OR ANY OTHER THEORY OF RECOVERY; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH ABOVE IN THIS SECTION 14. EXCEPT IN CONNECTION WITH A PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH HEREIN, [***]; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH ABOVE IN THIS SECTION 14 OR EITHER PARTY’S LIABILITY IN THE CASE OF FRAUD OR WILLFUL MISCONDUCT. 14.5 Insurance. a. Insurance by Client. Client shall maintain during the Term the following insurance coverage: i. Commercial general liability insurance, including products liability insurance on Client’s Products, which insurance shall be fully sufficient (in terms of coverage and policy limits) to cover property loss or damage and bodily injury or death arising from the Products. Such insurance shall be written on an ISO occurrence form CG 00 01 12 04 (or a substitute form providing equivalent coverage) and shall cover, among other things, bodily injury and property damage arising from products-completed operations and liability assumed under an insured contract including Client’s contractual liability to indemnify EVERSANA pursuant to this Agreement.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL The limits of such insurance shall not be less than [***] per occurrence by Commercial Launch. ii. Fire and extended property insurance sufficient to cover the replacement value for all Products while in the possession or under the control of EVERSANA. iii. Errors and omissions and cyber risk and crime insurance; each with a limit not less than [***] per occurrence. iv. Client shall name EVERSANA and its subsidiaries as an “Additional Insured” on all of Client’s liability policies (excluding Errors and Omissions). All insurance maintained by Client shall provide primary and non-contributory coverage to any insurance held by EVERSANA and its subsidiaries which shall be noted on Client’s certificate of insurance. Each policy of Client’s shall contain a waiver of subrogation in favor of EVERSANA and its subsidiaries which shall be noted on Client’s certificate of insurance. v. All policies are to be written through companies duly entered and authorized to transact that class of insurance in the state in which Client is located. Client or its agent shall provide [***] advance written notice to EVERSANA of any cancellation of the required insurance policies. Approval, disapproval or failure to act by EVERSANA regarding any insurance supplied by Client shall not relieve Client of full responsibility or liability for damages and accidents. Neither shall the bankruptcy, insolvency or denial of liability by the insurance company exonerate Client from liability. No Special payments shall be made for any insurance that the Client may be required to carry; all are included in the contract price. vi. Upon written request, Client shall provide EVERSANA with a Certificate of Insurance on standard ACORD form, or copies of the declaration pages, which shall indicate all insurance coverage required by this Section 21(a). In no way shall receipt of Client’s certificate of insurance negate, reduce, limit or waive EVERSANA’s right to enforce the requirements herein. Certificate Holder should be listed as follows: EVERSANA Life Science Services, LLC c/o IMA Certificate Compliance 1705 17th Street, Suite 100 Denver, CO 80202

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL vii. If Client fails to procure and maintain such insurance, EVERSANA shall have the right (but is not obligated) to procure and maintain the said insurance and the Client shall pay the cost thereof and provide all necessary information to affect such insurance. Maintenance of the foregoing insurance coverage shall in no way be interpreted as relieving Client of any responsibility hereunder. b. Insurance by EVERSANA. EVERSANA shall maintain during the Term the following insurance coverage: i. Warehouseman’s legal liability insurance in the amount of at least [***]. Client acknowledges that such warehouseman’s legal liability insurance also insures property in the possession of EVERSANA other than products of Client. ii. Worker’s Compensation insurance as required by law. iii. Commercial general liability insurance and umbrella insurance with a combined limit of not less than [***] per occurrence and [***] annual aggregate. Such insurance shall be written on an ISO claims made form CG 00 02 1204 (or a substitute for providing equivalent coverage). iv. Errors and Omissions and Cyber Risk and Crime Insurance; each with a limit not less than [***]. v. Upon request, EVERSANA shall provide Client with a Certificate of Insurance which shall indicate all insurance coverage required by this provision herein and that Client will be provided with notice prior to substantial modification or cancellation of such policies in accordance with policy provisions. Notwithstanding the foregoing, EVERSANA will be responsible for providing Client with no less than [***] notice of any substantial change or cancellation of EVERSANA’s insurance (except [***] for non-payment). Such insurance coverage, or the failure or inability to obtain such insurance coverage or its application, shall not relieve, limit, or decrease a Party’s responsibilities under this Agreement for any Losses including Losses in excess of insurance limits or otherwise. c. All insurance required hereunder shall be with insurance companies rated “A” or better by A. M. Best and shall not have deductibles or self-insured retentions in excess of [***]. If any insurance required hereunder of Client is provided on a claims-made basis, then said insurance shall be maintained in full force and effect for at least [***] after the expiration of this Agreement and any renewals hereunder.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL 15. TERM AND TERMINATION 15.1 Term. The term of this Agreement (the “Term”) shall begin on the Effective Date and, unless earlier terminated as provided herein, shall remain in effect until four (4) years from the Commercial Launch. 15.2 Termination. This Agreement may be terminated as follows: a. Termination of Deferred Fees. In the event (i) the Product is not approved by the FDA by [***] (“Approval Suspension Date”)or Client receives a negative response from the FDA that materially delays the FDA approval of the Product by the Approval Suspension Date, then (a) any deferral of Fees then in effect shall cease until the Product is approved by the FDA, (b) EVERSANA shall continue Services on a fee-for-service model to be invoiced and paid monthly, and (c) Client shall repay [***] outstanding fees as of the Approval Suspension Date. The deferral mechanism shall be reinstated upon FDA approval of the Product; provided that Client has paid all Fees invoiced by EVERSANA during the fee-for-service period. b. Termination for Revenue Shortfall. Beginning no earlier than [***] from the date of Commercial Launch, either Party shall be entitled to terminate the Agreement if cumulative Net Profits are negative in [***] after the end of such [***] period, by providing the other Party with [***] prior written notice. For clarity, termination pursuant to this Section 15.2a cannot become effective earlier than [***] from Commercial Launch. c. Termination upon Material Breach. Either Party may terminate this Agreement, on a collective basis, or any portion of the Services, on an individual basis, if the other Party materially breaches this Agreement, and such breach is not cured within [***] from receipt from the other Party of written notice specifying in detail the nature and extent of the alleged material breach. d. Termination for Insolvency. Either Party may terminate this Agreement immediately on written notice if the other Party (or, if applicable, a parent of such other Party) files in any court or Governmental Authority, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the other Party or of its assets, or if the other Party (or, if applicable, a parent of such other Party) is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within [***] after the filing thereof, or if the other Party (or, if applicable, a parent of such other Party) is a party to any dissolution or liquidation, or if the other Party (or, if applicable, a parent of such other Party) makes a general assignment for the benefit of its creditors.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL e. Termination for Client Change of Control. In the event of a Client Change of Control, Client or the Change of Control Partner will have the option to terminate this Agreement by providing EVERSANA with [***] prior written notice of such termination at any time after consummation of such Client Change of Control (the “COC Notice Period”). In the event of termination of this Agreement pursuant to this Section 15.2e: i. During the COC Notice Period, the Parties shall cooperate with each other to ensure an orderly transition responsibilities for the Services to an entity specified by the Change of Control Partner. ii. Following written notice of such termination, Client shall be invoiced for, and shall pay EVERSANA, [***] the Fees set forth in the Commercialization Budget for the Services performed during the COC Notice Period, such amounts to be paid in advance of performance of such Services on a monthly basis within [***] of receipt of invoice. Following written notice of such termination, [***], provided, however, that: 1. [***]; 2. [***]; and 3. [***]. f. Other Termination. Either Party may terminate this Agreement upon [***] prior written notice to the other Party if: i. In the Territory, the Product is subject to a Class I or Class II recall based on material safety concerns for the Product, which shall not include any recall, correction or stock recovery for packaging or labeling issues, manufacturing concerns, or the like, and such recall continues for more than [***]; or ii. In the Territory, there is any change in Applicable Law that makes operation of the Services as contemplated in this Agreement illegal or commercially impractical. g. Termination for Market Withdrawal. Either Party may terminate this Agreement upon [***] prior written notice to the other Party if Client withdraws the Product from the market in the Territory for a period of greater than [***]. h. Constructive Termination. In the event of a Constructive Termination, (i) within [***] of the Constructive Termination, Client shall pay EVERSANA an amount

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL equal to earned but still outstanding [***] or [***]. “Constructive Termination” means the [***] For the purpose of clarity, a Constructive Termination under this Section does not trigger a termination of the Agreement. Constructive Termination shall not include Services that were terminated by Client due to EVERSANA material breach under Section 15.2 (c) or any step-in Services that Client elected to perform under Section 3.11. i. Termination for Convenience. No earlier than [***] from the Commercial Launch,[***], Precigen may terminate this Agreement by providing EVERSANA with [***] written notice and making a one-time payment to EVERSANA equal to [***]. 15.3 Effect of Termination or Expiration. a. Upon the effective date of expiration or termination of this Agreement, the following terms and conditions shall apply, and subject, in all cases to Section 15.3b below: i. The appointment of EVERSANA to perform the Services under Section 2.1 shall terminate and EVERSANA shall promptly cease all performance of the Services; ii. The licenses granted to EVERSANA under Section 2.2 shall terminate and EVERSANA shall promptly discontinue the use of any Client Know-How, Product Trademarks, Product Copyrights, and Corporate Trademarks; iii. At Client’s election, and subject to EVERSANA’s record maintenance obligations under Section 11.3, EVERSANA shall either (x) promptly return to Client or (y) promptly destroy, and certify to Client such destruction of, all Arising Product Know-How, Promotional Materials, training materials, and all other information related to the Product or the activities provided for by this Agreement. iv. At Client’s request and cost, EVERSANA either shall (x) destroy or (y) return any remaining Product supply. b. Except as otherwise expressly provided herein, termination of this Agreement in accordance with the provisions hereof shall not limit any remedies that may otherwise be available in law or equity. 15.4 Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration, including, without limitation, each Party’s rights to any amounts

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL owed by the other Party hereunder. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. In the event of termination, EVERSANA will use reasonable efforts to terminate work being performed by Approved Subcontractor and other related commitments entered into by EVERSANA, but Client will be responsible for all non-refundable costs and non-cancelable commitments incurred by EVERSANA, in accordance with the Commercialization Budget, with respect thereto. 15.5 Payments Due EVERSANA Upon Termination. In the event of termination of this Agreement, within [***] after termination of this Agreement, Client shall reimburse or pay EVERSANA for: [***] all outstanding Fees earned by EVERSANA [***]; (ii) all outstanding Pass-Through Costs (even if such costs are due and payable following termination), (iii) all of the non-refundable payments to Third Parties that have been approved by the Committee and paid for by EVERSANA to Third Parties, or are required to be paid for by EVERSANA to such Third Parties even after termination of the Agreement; (iv) any Conversion Fees; and (v) the following expenses related to fleet automobiles provided to members of the Field Force: a. a one-time fee per leased vehicle as a lease early termination fee equal to the sum of (i) the monthly fee of each leased vehicle multiplied by the number of months remaining in the lease term (if any) and (ii) the capitalized cost reduction fee for each leased vehicle; b. the costs to transport vehicle for storage or re-lease; c. all remaining interest obligations, management fee changes, and depreciation payments due between the month the fleet vehicle lease is terminated or the 24- month anniversary of the fleet vehicle lease; and d. all maintenance expenses, fuel, and fleet management service card fees incurred through the date the fleet vehicle is surrendered to EVERSANA. 15.6 Survival. The rights and obligations of the Parties set forth in Section 1 (Definitions), Section 2.3 (Retained Rights), Section 2.4 (Other Rights and Obligations), Section 2.5 (Assignment of Arising Product Know-How), the last sentence of Section 3.7c (Training Program and Materials), Section 3.8 (Client Data), Section 3.10 (Information Data Security Privacy), Section 13.2 (a) (Non-Solicitation), Section 5.6 (Manner of Payment), Section 5.7 (Taxes), Section 7.1 (Ownership of Regulatory Documentation and Approvals), Section 8.3 (Recalled Product), subparagraph c of Section 9.1 (EVERSANA Compliance with Laws and Policies), Section 9.4 (Notice of Investigations), Section 10.6 (Client Limitations), Section 10.7(EVERSANA Limitations), Section 11.3 (EVERSANA Records), Section 11.4 (Audits of EVERSANA), Section 12 (Confidentiality),

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL Section 13.5 (Disclaimer of Warranties), Section 14 (Indemnification, Limitation of Liability and Insurance), Section 15.2 (Termination), Section 15.3 (Effect of Termination or Expiration), Section 15.4 (Accrued Rights), Section 15.5 (Payments on Termination), Section 15.6 (Survival), Section 16 (Notice), and Section 17 (General Provisions) shall survive the termination or expiration of this Agreement. 16. NOTICE Any notice or written communication provided for in this Agreement by a Party to the other Party, including but not limited to, any and all writings, or notices to be given hereunder, shall be made by registered mail or by courier service delivered letter, promptly transmitted or addressed to the appropriate Party. The date of receipt of a notice or communication hereunder shall be the date of delivery confirmed by the USPS or the courier service in the case of a courier service delivered letter. All notices and communications shall be sent to the appropriate address set forth below, until the same is changed by notice given in writing to the other Party effective as above. Notice to Client: Address: Precigen, Inc. [***] With a copy to: Precigen, Inc. [***] Notice to EVERSANA: [***] Address: [***] With a copy to: [***] 17. GENERAL PROVISIONS 17.1 Force Majeure. Except as otherwise set out in this Agreement, no Party to this Agreement shall have any liability whatsoever or (without prejudice to any payments of monies due) be deemed to be in default for any delays or failures in performance of any of its obligations under this Agreement to the extent such delay or failure is caused by or results from causes beyond the reasonable control of the affected Party, potentially including, pandemics, epidemics, embargoes, war, acts of war (whether war be declared or not), hostilities, acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, network or technology failures, earthquake, wind, fire, floods, or other acts of God, or acts, omissions or delays in acting by any Governmental Authority (including government shut down) or the other Party. The affected Party shall notify the other Party

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL of such force majeure circumstances as soon as reasonably practical. The affected Party shall use all commercially reasonable efforts to remedy the event or limit the effects of the said event of force majeure upon the other Party in a timely manner. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution. If any force majeure event continues for a period [***] that prevents the performance of any material obligation of or receipt of any material benefit (including, without limitation, payment) by a Party under this Agreement, the Party not affected by the force majeure event shall have the right to terminate this Agreement upon [***] written notice to the affected Party. 17.2 Governing Law. This Agreement shall in all respects be governed by and interpreted according to the laws of State of New York and the United States without regard to or application of conflict-of-law rules or principles. 17.3 Dispute Resolution. In the event that there is a dispute, controversy, or claim between the Parties arising out of or relating to this Agreement, or its interpretation, performance, nonperformance or any breach of any respective obligations hereunder, excluding any dispute at the Committee level (to which the procedures in Section 4.4 shall apply), then the Parties shall seek to resolve such dispute through prompt negotiations between the Executive Officers. The Executive Officers will meet in-person and use good faith efforts to resolve any such dispute (for clarity, excluding any dispute at the Committee level) [***] after written notice by a Party. If the Executive Officers are unable to resolve such dispute [***], then upon request of either Party, the dispute shall be resolved by binding arbitration pursuant to Section 17.3. a. A Party intending to commence an arbitration proceeding to resolve a dispute must first provide written notice (the “Arbitration Request”) to the other Party of such intention, setting forth the issues for resolution. From the date of the Arbitration Request until such time as the dispute has become finally settled, the time period during which a Breaching Party must cure an alleged breach that is the subject matter of the dispute shall be suspended. (i) Unless otherwise agreed by the Parties, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining [***], and no such claim shall be subject to arbitration pursuant to this Section, and [***]. (ii) The arbitration shall be held in [***]. The arbitration shall be conducted [***], (b) not be or have been an employee, consultant, officer, director or stockholder of either Party or any Affiliate of either Party, and (c) not have a conflict of interest under any applicable rules of ethics. The arbitrator shall be selected by mutual agreement of the Parties, provided that if the Parties cannot agree on the arbitrator [***], the arbitrator shall be selected by [***]. The arbitrator may

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL proceed to an award, notwithstanding the failure of either Party to participate in the proceedings. The arbitrator shall, [***], issue a written award. The arbitrator shall be authorized to [***]. The arbitrator also shall be authorized to [***]. The award of the arbitrator [***] that are the subject of the arbitration proceeding and the award (except for those remedies set forth in this Agreement). Judgment on the award rendered by the arbitrator may be enforced in any court having competent jurisdiction thereof following the conclusion of the appeal process or the expiration of time for filing a notice of appeal pursuant to the Appellate Rules, whichever is later. Notwithstanding anything contained in this Section to the contrary, each Party shall have the right to institute judicial proceedings against the other Party or anyone acting by, through or under such other Party, in order to confirm an award of the arbitrator, to enforce the instituting Party’s rights hereunder through specific performance, injunction or other equitable relief, or to collect any monetary award of the arbitrator. (iii) Each Party shall bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators. (iv) Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrators on the ultimate merits of any dispute. (v) All proceedings and decisions of the arbitrators shall be deemed Confidential Information of each of the Parties and shall be subject to Section 12. 17.4 Integration. This Agreement together with the Exhibits and Statements of Work attached hereto constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all prior agreements, understandings and discussions, whether oral or written, of the Parties with respect to the subject matter hereof, [***] (which shall, pursuant to its terms, be governed by this Agreement as of the Effective Date) and [***]. Any modification of this Agreement shall be effective only when in writing and signed by the Parties 17.5 Assignability. Neither Party may assign this Agreement without the prior written consent of the other Party, not to be unreasonably withheld, except that either Party may assign this Agreement in whole or in part to any Affiliate of such Party without the consent of the other Party. Further, either Party may assign this Agreement, and all of its rights and obligations hereunder, without the consent of the other Party, to its successor in interest by way of merger, acquisition, or sale or transfer of all or substantially all of its business or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL assets to which this Agreement relates; provided that, the assigning Party provides the other Party with written notice of such assignment [***]. 17.6 Severability. If any provision contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed by limiting such invalid, illegal or unenforceable provision, or if such is not possible, by deleting such invalid, illegal or unenforceable provision from this Agreement; provided that (i) such provision shall be deemed to be replaced by a provision which achieves the original intent of the Parties to the fullest extent possible; and (ii) should this Agreement as a result of such deletion no longer reasonably correspond to the good faith intent of the Parties, either Party may propose amendments to the other provisions of this Agreement in order to have the Agreement correspond to such good faith intent and the Parties shall negotiate in good faith on such amendments. 17.7 Waiver. No course of dealing or failing of either Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. Such waiver or relinquishment (either generally or any given instance and either retroactively or prospectively) shall only be effective if made expressly in writing by the Party with reference to the specific term, right or condition. 17.8 No Third-Party Rights. The provisions of this Agreement are for the sole benefit of the Parties, their successors and permitted assignees, and they shall not be construed as conferring any rights in any other Persons except as otherwise expressly provided in this Agreement. 17.9 Interpretation. The headings of clauses contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement or have any effect on its interpretation or construction. All references in this Agreement to the singular shall include the plural where applicable. The term “including” or “includes” as used in this Agreement means including, without limiting the generality of any description preceding such term, and the word “or” has the inclusive meaning represented by the phrase “and/or.” Unless otherwise specified, references in this Agreement to any Article shall include all Sections, subsections and paragraphs in such Article, references to any Section shall include all subsections and paragraphs in such Section, and references in this Agreement to any subsection shall include all paragraphs in such subsection. All references to days in this Agreement shall mean calendar days, unless otherwise specified. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared in the English language, and the English language shall control its interpretation. In addition, all notices, reports and disclosures required or

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL permitted to be given hereunder, and all written, electronic, oral or other communications between the Parties regarding this Agreement, shall be in the English language. 17.10 Headings. The descriptive headings in this Agreement are for convenience only and shall not be interpreted so as to limit or affect in any way the meaning of the language in the pertaining article, section, paragraph or sub-paragraph. 17.11 Costs and Expenses. Each Party shall, unless specifically otherwise agreed hereunder, bear their own costs and expenses connected with such Party’s activities and performance under this Agreement. 17.12 Attorney Review. The Parties acknowledges that this Agreement will have important legal consequences and imposes significant requirement on each Party. Accordingly, the Parties acknowledge that they have considered retaining or have retained legal counsel to review this Agreement and that each Party has been provided with adequate time to obtain such review. 17.13 Counterparts. This Agreement [***], each of which shall be deemed to be an original and all of which, when taken together, shall be deemed to be one and the same agreement or document. A signed copy of this Agreement transmitted by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Agreement for all purposes. (Signature Page Follows)

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date. PRECIGEN, INC. By: _/s/____________________________ Name: Harry Thomasian March 19, 2025 Title: CFO PRECIGEN, INC. By: __/s/____________________________ Name: Helen Sabzevari March 19, 2025 Title: CEO EVERSANA Life Science Services, LLC By: __/s/____________________________ Name: Gregory Skalicky Title: Chief Revenue Officer (Signature Page to Product Commercialization Agreement) Harry Thomasian Helen Sabzevari Gregory Skalicky March 19, 2025

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL EXHIBIT A [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL EXHIBIT B [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL EXHIBIT C [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL EXHIBIT D [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL EXHIBIT E [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL EXHIBIT F [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE DESIGNATED AS “[***]”. EXECUTION VERSION - CONFIDENTIAL EXHIBIT G [***]